Exhibit 10.54

SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS		1. REQUISITION NUMBER		Page 1 of 69
OFFEROR TO COMPLETE BLOCKS 12, 17, 23, 24, AND 30		W807PM-2035-3177

2. CONTRACT NO	3. AWARD/EFFECTIVE DATE	4. ORDER NUMBER	5. SOLICITATION NUMBER	6. SOLICITATION ISSUE DATE
DACW38-03-D-0002	14-Feb-2003		DACW38-02-T-0077	09-Jul-2002

7. FOR SOLICITATION INFORMATION CALL	a. NAME SOPHIA H. CLARK		b. TELEPHONE NUMBER (No Collect Calls) (601)631-5812	8. OFFER DUE DATE/ LOCAL TIME 04:45 PM 29 Jul 2002

9. ISSUED BY [ILLEGIBLE] VICKSBURG MS 39183-3435 TEL: FAX: (601)631-7263	CODE	DACW38	10. THIS ACQUISITION IS ☐ UNRESTRICTED ☒ SET ASIDE: 100% FOR ☐ SMALL BUSINESS ☐ SMALL DISADV. BUSINESS ☒ 8(A) SIC: 7381 SIZE STANDARD. $9.0	11. DELIVERY FOR FOB DESTINATION UNLESS BLOCK IS MARKED ☐ SEE SCHEDULE		12. DISCOUNT TERMS

☐ 13a. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700)

13b. RATING
14. METHOD OF SOLICITATION
				☒ RFQ	☐ IFB	☐ RFP

15. DELIVER TO	CODE	B4S0000	16. ADMINISTERED BY	CODE
[ILLEGIBLE] & LAW ENF OFC 455 CLAY ST VICKSBURG M5 39183-345	SEE ITEM 9

17a. CONTRACTOR/ OFFEROR	CODE	69298	18a. PAYMENT WILL BE MADE BY	CODE	T080200
PARAGON SYSTEMS INC. 3317 TRIANA BLVD., SW HUNTSVILLE AL 35805	USACE FINANCE CENTER VICKSBURG DISTRICT (B4) 5722 INTEGRITY DR MILLINGTON TN 38054-5005
TEL. (256) 533-7698	FACILITY CODE

☐ 17b. CHECK IF REMITTANCE IS DIFFERENT AND PUT SUCH ADDRESS IN OFFER	18b. SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 18a. UNLESS BLOCK IS CHECKED ☒ SEE ADDENDUM

19. ITEM NO.	20. SCHEDULE OF SUPPLIES/SERVICES	21. QUANTITY	22. UNIT	23. UNIT PRICE	24. AMOUNT
SEE SCHEDULE

25. ACCOUNTING AND APPROPRIATION DATA See Schedule	26. TOTAL AWARD AMOUNT *

☐ 27a. SOLICITATION INCORPORATES BY REFERENCE FAR 52.212-1, 52.212-4, FAR 52.212-3, 52-212-5 ARE ATTACHED.	ADDENDA	☐ ARE	☐ ARE NOT ATTACHED

☒ 27b. CONTRACT/PURCHASE ORDER INCORPORATES BY REFERENCE FAR 52.212-4, FAR 52.212-5 IS ATTACHED.	ADDENDA	☐ ARE	☐ ARE NOT ATTACHED

28. CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN COPIES	29. AWARD OF CONTRACT: REFERENCE
☐	TO ISSUING OFFICE. CONTRACTOR AGREES TO FURNISH AND DELIVER ALL ITEMS SET FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY ADDITIONAL SHEETS SUBJECT TO THE TERMS AND CONDITIONS HEREIN.	☐	OFFER DATED , YOUR OFFER ON SOLICITATION (BLOCK 5), INCLUDING ANY ADDITIONS OR CHANGES WHICH ARE SET FORTH HEREIN, IS ACCEPTED AS TO ITEMS:

30a. SIGNATURE OF OFFEROR/CONTRACTOR	31a. UNITED STATES OF AMERICA (SIGNATURE OF CONTRACTING OFFICER)	31c. DATE SIGNED
/s/ Charles Keathley	/s/ Ruth C. Little	14-Feb-2003

30b. NAME AND TITLE OF SIGNER (TYPE OR PRINT)	30c. DATE SIGNED	31b. NAME OF CONTRACTING OFFICER	(TYPE OR PRINT)
CHARLES KEATHLEY, PRES.	2/19/03	RUTH C LITTLE / BRANCH CHIEF/PCO TEL: (601) 631-7246	EMAIL: Ruth.C.Little@mvk02.usace.army.mil

32a. QUANTITY IN COLUMN 21 HAS BEEN	33. SHIP NUMBER	34. VOUCHER NUMBER	35. AMOUNT VERIFIED CORRECT FOR
☐ RECEIVED	☐ INSPECTED	☐ ACCEPTED, AND CONFORMS TO THE CONTRACT, EXCEPT AS NOTED	☐ PARTIAL	☐ FINAL

32b. SIGNATURE OF AUTHORIZED GOVT. REPRESENTATIVE	32c. DATE	36. PAYMENT			37. CHECK NUMBER
		☐ COMPLETE	☐ PARTIAL	☐ FINAL

		38. S/R ACCOUNT NUMBER	39 S/R VOUCHER NUMBER		40. PAID BY
41a. I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR PAYMENT		42a. RECEIVED BY (Print)
41b. SIGNATURE AND TITLE OF CERTIFYING OFFICER	41c. DATE	42b. RECEIVED AT (Location)
		42c. DATE REC’D (YY/MM/DD)		42d. TOTAL CONTAINERS
AUTHORIZED FOR LOCAL REPRODUCTION				STANDARD FORM 1449 (10-95) Prescribed by GSA FAR (48 CFR) 53.212

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

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Section SF 1449 - CONTINUATION SHEET

BASE YEAR – LEVEL I

0001	PROVIDE SECURITY GUARD
SERVICES IN ACCORDANCE
WITH THE ATTACHED
STATEMENT OF WORK

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

0001AA	VICKSBURG DISTRICT HEADQUARTERS	12	Months	*	*

0001AB	MVD/MRC BUILDING	12	Months	*	*

0001AC	PLANT SECTION	12	Months	*	*

0001AD	MAT SINKING UNIT (ARMED)	6	Months	*	*

0001AE	LAKE CHICOT PUMPING PLANT	12	Months	*	*

0001AF	TENSAS COCODRIE PUMPING PLANT	12	Months	*	*

LEVEL II – ESTIMATED QUANTITIES

0001AG	ADDITIONAL UNARMED SECURITY SERVICES	750	Hours	*	*

0001AH	ADDITIONAL ARMED SECURITY SERVICES	500	Hours	*	*

	TOTAL BASE YEAR ALL SERVICES				*

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

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FIRST OPTION YEAR – LEVEL I

0002	PROVIDE SECURITY GUARD
SERVICES IN ACCORDANCE
WITH THE ATTACHED
STATEMENT OF WORK

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

0002 AA	VICKSBURG DISTRICT HEADQUARTERS	12	Months	*	*

0002AB	MVD/MRC BUILDING	12	Months	*	*

0002AC	PLANT SECTION	12	Months	*	*

0002AD	MAT SINKING UNIT (ARMED)	6	Months	*	*

0002AE	LAKE CHICOT PUMPING PLANT	12	Months	*	*

0002AF	TENSAS COCODRIE PUMPING PLANT	12	Months	*	*

LEVEL II – ESTIMATED QUANTITIES

0002AG	ADDITIONAL UNARMED SECURITY SERVICES	750	Hours	*	*

0002AH	ADDITIONAL ARMED SECURITY SERVICES	500	Hours	*	*

	TOTAL FIRST OPTION YEAR ALL SERVICES				*

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

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SECOND OPTION YEAR – LEVEL 1

0003	PROVIDE SECURITY GUARD SERVICES IN ACCORDANCE WITH THE ATTACHED STATEMENT OF WORK

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

0003 AA	VICKSBURG DISTRICT HEADQUARTERS	12	Months	*	*

0003 AB	MVD/MRC BUILDING	12	Months	*	*

0003AC	PLANT SECTION	12	Months	*	*

0003AD	MAT SINKING UNIT (ARMED)	6	Months	*	*

0003 AE	LAKE CHICOT PUMPING PLANT	12	Months	*	*

0003AF	TENSAS COCODRIE PUMPING PLANT	12	Months	*	*

LEVEL II – ESTIMATED QUANTITIES

0003AG	ADDITIONAL UNARMED SECURITY SERVICES	750	Hours	*	*

0003AH	ADDITIONAL ARMED SECURITY SERVICES	500	Hours	*	*

	TOTAL SECOND OPTION YEAR ALL SERVICES				*

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

DACW38-03-D-0002

THIRD OPTION YEAR – LEVEL I

0004	PROVIDE SECURITY GUARD SERVICES IN ACCORDANCE WITH THE ATTACHED STATEMENT OF WORK

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

0004 AA	VICKSBURG DISTRICT HEADQUARTERS	12	Months	*	*

0004AB	MVD/MRC BUILDING	12	Months	*	*

0004AC	PLANT SECTION	12	Months	*	*

0004AD	MAT SINKING UNIT (ARMED)	6	Months	*	*

0004AE	LAKE CHICOT PUMPING PLANT	12	Months	*	*

0004AF	TENSAS COCODRIE PUMPING PLANT	12	Months	*	*

LEVEL II – ESTIMATED QUANTITIES

0004 AG	ADDITIONAL UNARMED SECURITY SERVICES	750	Hours	*	*

0004AH	ADDITIONAL ARMED SECURITY SERVICES	500	Hours	*	*

	TOTAL THIRD OPTION YEAR ALL SERVICES				*

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

DACW38-03-D-0002

FOURTH OPTION YEAR – LEVEL I

0005	PROVIDE SECURITY GUARD SERVICES IN ACCORDANCE WITH THE ATTACHED STATEMENT OF WORK

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

0005AA	VICKSBURG DISTRICT HEADQUARTERS	12	Months	*	*

0005 AB	MVD/MRC BUILDING	12	Months	*	*

0005AC	PLANT SECTION	12	Months	*	*

0005AD	MAT SINKING UNIT (ARMED)	6	Months	*	*

0005AE	LAKE CHICOT PUMPING PLANT	12	Months	*	*

0005 AF	TENSAS COCODRIE PUMPING PLANT	12	Months	*	*

LEVEL II – ESTIMATED QUANTITIES

0005AG	ADDITIONAL UNARMED SECURITY SERVICES	750	Hours	*	*

0005AH	ADDITIONAL ARMED SECURITY SERVICES	500	Hours	*	*

	TOTAL FOURTH OPTION YEAR ALL SERVICES				*

	TOTAL AMOUNT ALL SCHEDULES (BASE & OPTIONS)				*

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

DACW38-03-D-0002

STATEMENT OF WORK

FOR

SECURITY PROTECTION AND PATROL SERVICES, AT VICKSBURG DISTRICT HEADQUARTERS, HEADQUARTERS MISSISSIPPI VALLEY DIVISION, THE MISSISSIPPI RIVER COMMISSION, THE PLANT SECTION AT THE VICKSBURG HARBOR, ALL LOCATED, WITHIN THE CITY OF VICKSBURG, MISSISSIPPI AND THE MAT SINKING UNIT LOCATED AT VARIOUS LOCATIONS ON THE MISSISSIPPI RIVER, LAKE CHICOT PUMPING PLANT LOCATED AT LAKE VILLAGE, ARKANSAS AND THE TENSAS-COCODRIE PUMPING PLANT LOCATED AT MONTEREY, LOUISIANA.

U.S. Army Corps of Engineers
Vicksburg District

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SECTION C:  STATEMENT OF WORK

1. DESCRIPTION OF SERVICES:  The contractor shall furnish all necessary labor, uniforms, badges, equipment, materials and supervision to satisfactorily perform protection and patrol services in the manner and at the frequencies set forth in the following paragraphs.  The period of this contract shall be from date of notice to proceed thru 365 days thereafter (366 days in leap year), unless extended in accordance with the contract clause Option To Extend The Term of The Contract.  Services performed under this contract shall be subject to inspection and approval by the Contracting Officer or his/her representative.  In general, the following services shall be performed by the contractor:

a.     This contract consists of a Level I effort and a Level II effort.  All services identified, as LEVEL I on the schedule shall be performed by the Contractor for the fixed amount(s) listed on the schedule.  All services identified as LEVEL II shall be performed by the Contractor only when directed by the Contracting Officer through the issuance of written delivery orders. The extent of services ordered under Level II is not limited to the estimated quantities shown in the Schedule.  The Contractor is not guaranteed that any services will be required under Level II or that all the services of this type will be acquired via this contract.  The estimated quantities are shown for bid comparison and evaluation purposes only.  Each delivery order issued for Level II services will be based on the Contractor’s hourly and/or unit rates specified on the Schedule and identified as LEVEL II.  When additional levels of services are required, the Contracting Officer will negotiate a delivery order under Level II for a lump-sum amount to cover the additional services.

b.     Provide, operate and maintain a protection force to perform all necessary security guard functions and such other related functions as herein specified, at the following locations and at any other point so specified within the boundaries of the Vicksburg District, as follows:

(1)   The Vicksburg District Headquarters Building which is currently located at 4155 Clay Street, Vicksburg, MS 39180-3435;

(2)   The Mississippi Valley Division (MVD) Headquarters Building which is located in the Post Office Building, 820 Crawford Street, Vicksburg, MS 39180;

(3)   The Mississippi River Commission (MRC) Building, which is located at 1700 Walnut Street, Vicksburg, MS 39180;

(4)   The plant Section Warren County Industrial Center, Haining Road, Vicksburg, MS 39180;

(5)          The Mat Sinking Unit (MSU) which is based out of the Plant Section but, which operates on the Mississippi River within the boundaries of the MVD;

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(6)   Lake Chicot Pumping Plant (LCCP) which is located at 3740 Levee Road North, Lake Village, AR 71653;

(7)   Tensas-Cocodrie Pumping Plant (TCPP) which is located at 10639 Highway 129, Monterey, LA 71354;

(8)   At any other point within the boundaries of the Vicksburg District when requested by the Contracting Officer.

c.     Perform all necessary services to assure the safety and protection of government property and personnel against injury or death, molestation, harassment or intimidation and loss or damage from any preventable cause including but not limited to; fire, theft, embezzlement, damage or destruction, trespass, espionage, or sabotage.

d.     Protect government property, material, equipment, data, records, or supplies against unauthorized handling or loss.

e.     Discover, remove and/or report all persons gaining unauthorized access to the property.

f.      Prepare required orders, instructions, and reports, including reports of incidents (including fires and flooding of equipment); conducting preliminary inquiries/investigations, and maintain and make available all records in connection with the duties and responsibilities of the assignment. Accident reports shall be submitted to the contracting officer (CO) or his/her representative within 24 hours of the occurrence.

g.     Turn off unnecessary lights; disconnect or turn off any unattended appliances such as coffee pots, hot plates, etc; secure doors and gates as required; and to raise and lower the National Flag and the Corps of Engineers flag at those times designated by the Chief, Security and Law Enforcement.

h.     When so instructed, receive, secure, and turn over to appropriate persons, official mail, messages and/or telegrams, serve as required at traffic control points, control and monitor admittance to parking areas and buildings as prescribed, receive and make official telephone calls in connection with the duties and responsibilities of the assignment.

i.      Receive, receipt for, and secure lost and found articles pending return to the owner, or for other disposal as outlined in the Manual for Security Officers located at each post.

j.      In the event of emergency or unusual occurrence adversely affecting the interest of the government, summon appropriate assistance and immediately notify the Chief, Security and Law Enforcement or the contracting officer.

k.     Perform such other functions as may be necessary in the event of situations or occurrence within the assigned areas such as internal disorder, attempts to commit espionage, sabotage or other criminal acts adversely affecting the security and/or safety of the government, its employees, its property or the general public, who may be lawfully present in the assigned area.

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l.      Observe and enforce all instructions pertinent to the physical security in assigned areas of responsibility, including general orders, special orders, special instructions, public law, and general area regulations both inside and outside buildings.

m.    Check for proper admittance, making certain to the best of his/her ability and knowledge, that the individual requesting admittance is an employee of the federal government and/or the Corps of Engineers, or an authorized visitor. He/She shall further require all persons entering or leaving after duty hours to properly sign in and out on the after duty hours register.

n.     Make inspection tours in accordance with designated patrol routes and schedules as defined by the contracting officer or his representative. Security personnel may deviate from prescribed patrol schedules or routes whenever unusual conditions or circumstances so demand.  Such deviations within reason shall be noted in the appropriate log.  All deviations, including patrol irregularities shall be noted and explained in detail.

o.     Render the proper courtesies to employees and visitors alike and stand in the presence of and while addressing military officers and senior civilian employees assigned to or visiting the facility and to treat with respect and dignity, those persons whose positions warrant such treatment.

p.     Provide additional services as required, under LEVEL II services, which are within the scope of this contract and which will be added as necessary, depending on the circumstances and/or event.  Examples of these would include; extra security personnel stationed at a particular post for a certain event (e.g., change of command ceremony).

2.  QUALIFICATIONS OF EMPLOYEES:

a.     All employees assigned by the contractor to work under this contract shall be physically able to perform their assigned duties and shall be free from any communicable disease.  Each employee shall be given a physical examination without cost to the government and medical certificates attesting to the final results of this examination shall be furnished on Standard Form (SF) 78.  This form must be submitted to the contracting officer or his/her representative prior to the assignment of the employee to duty.  The furnishing of this certificate, however, shall in no way relieve the contractor from the obligation imposed upon him as outlined in the first sentence of this paragraph.

(1)   Members of the protection force must be in good general health without physical defects or abnormalities which would interfere with their performance of duties; they must have and maintain a physical build which is in direct proportion to their height (see attached height and weight chart for men and for women); they must possess vision correctable to 20/30 (Snellen) in the better eye and be able to read typewritten material with or without glasses or contact lenses; be free of color blindness; and be capable of hearing ordinary conversation at 15 feet with either ear without benefit of a hearing device.

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(2)   The medical examination will include a urinalysis for the purpose of drug detection.  No applicant who tests positive on the first test, or refuses to test when scheduled, will be acceptable to the government.  An exception to this would be if the administering physician determines that the test results may be unreliable, in which case the applicant will be administered a second test.  If the second test is negative, the applicant may be employed upon the physician’s certification that the initial positive result was unreliable.  A positive result will be grounds for a demand by the government for removal.  The following guidelines concerning drug urinalysis testing for security personnel will also apply for new applicants as well as those who are already working on the contract:

(a)   All security guard personnel will be required to favorably complete a minimum of one (1) unannounced urinalysis by a licensed physician, per year, between the ninth and twelfth months of the anniversary of the month of employment.  Failure to test negatively, or refusal to test, are grounds for a demand by the government for removal.  The results will be submitted to the contracting officer’s representative (COR) on SF 73.

(b)   The contracting officer or their representative may, also require a urinalysis to be conducted when there is cause to believe the employee is under the influence of a controlled substance while on duty, in which case, the above procedure will apply.

b.     A comprehensive pre-employment check of each person proposed for employment under this contract, to determine suitability for employment on the basis of such factors as qualifications for the job, integrity and personal habits, criminal history, and reliability, must be completed by the contractor and a certificate attesting to the results in each case must be furnished the contracting officer.  When pre-employment checks develop information indicating unsuitability, such individual may not be employed under this contract.

c.     The contractor shall be responsible for maintaining satisfactory standards of employee competency, conduct, integrity and appearance, including personal hygiene and grooming standards similar to professional law enforcement agencies, and shall be responsible for taking disciplinary action with respect to their employees as may be necessary.

d.     Each member of the protection force shall meet the following additional minimum qualifications, before hiring:

(1)   Be a citizen of the United States of America, or an alien who has been lawfully admitted for permanent residence as evidenced by an official Alien Registration Receipt Card, Form I-151, or who presents other evidence from the Immigration and Naturalization Service (INS) that such employment will not affect his/her immigration status.

(2)   Be literate, in English, to the extent of reading and understanding printed regulations, detailed written orders, training instructions and materials, and be able to compose reports, in English, which convey complete information.

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(3)   Possess a high school diploma or equivalent recognition such as a General Education Diploma (GED).

(4)   Possess the capability to acquire a good working knowledge of all aspects of security force requirements.  This includes but, is not limited to, the ability to successfully work with others, to get along with people, to follow directions, and to maintain a positive attitude towards fellow employees and the public.

(5)          Successfully undergo a local police check with no disqualifying information disclosed, as a result of that police check.  This includes any pending felony court action.  Should a potential employee be found to have any pending felony court action, that employee will no longer be considered for work under this contract, unless and until, such pending action has been favorably resolved.

(6)   Successfully undergo a medical examination with no disqualifying factors, as specified in paragraph a., above.

(7)   Successfully undergo a physical aptitude evaluation as specified in this contract.

(8)   Successfully undergo a drug urinalysis screening which has shown the employee to be free from any illegal substance, as specified in paragraph a., above.

(9)   Provide unqualified proof that the potential employee is twenty-one (21) years of age.  This particular requirement may be waived for veterans of military service who were honorably discharged upon completion of at least two (2) years of military service and who are twenty (20) years of age.  This can be a combination of active duty and/or reserve or national guard service.

(10) Provide proof that the potential employee has successfully undergone all classroom training as prescribed in this contract.  If the potential employee is to carry a firearm, the project manager is to certify in writing, that the employee has been trained in the use of force and has successfully qualified with the type of firearm that he/she will carry on duty.  Such qualification will be the minimum standards for weapons qualifications as outlined in this contract.  All training will be Successfully accomplished prior to the placing of the individual in any position.  An exception to this would be in the event of an urgent situation, an applicant may be placed, temporarily, provided proof is submitted that the applicant has had acceptable and appropriate prior experience and training.

e.     The project manager will certify that the employee has successfully completed all the criteria outlined above and will provide to the Certifying Official, (The Chief, Security and Law Enforcement/COR) an SF 86 (Questionnaire for National Security Positions), two completed FD 258 (Fingerprint Cards), and one of the following:

(a)   a certified copy of a birth certificate;

(b)   a U.S. passport;

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(c)   a certificate of naturalization with seal;

(d)   a record of military service (DD Form 214);

The employee will then be required to undergo a successful National Agency Check (NAC).

NOTE:  Original documents will be returned.

f.      Personnel employed under this contract will be subject to the provisions of the Individual Reliability Program (IRP) and IRP screening and evaluation, as specified in Chapter 3 of AR 190-56, a copy of which, is appended to this contract.  The contractor will provide to the certifying official, all relevant documents regarding each employee’s fitness for duties, to include, but not limited to, initial and periodic SF 78’s, applicant screening files, and reports of any disciplinary action which may have been taken against all of the employees under this contract.  The documents will then be forwarded to the certifying official.

(1)   Each employee working under this contract will be “continually certified” to work under this contract. (When the project manager provides documentation to the certifying official, as specified in paragraph e., above, the certifying official will, if the employee is found to be acceptable, temporarily certify the employee and retain such temporary certification in the files of the Office of Law Enforcement and Security. When the final results of the National Agency Check (NAC) are returned, the certifying official will then “fully certify” the employee and a copy will be provided to the project manager.) The original certification will be properly secured in the Office of Law Enforcement and Security.  If the results of the NAC are not favorable, the certifying official is not able to fully certify the employee and the employee will be found to be “not qualified for continued employment” and if necessary, a demand from the government will be issued to the contractor to remove said employee, from the contract.

(2)   Annually, on the anniversary of each employee’s date of hire, the project manager will provide the certifying official with proof that each employee has successfully completed all annual in-service training as specified in this contract.  This includes but, is not limited to, classroom training, first aid and CPR training, weapons qualifications, physical training, drug urinalysis test (favorable) and a favorable local records check.

g.     The contracting officer may require dismissal from the work site, employees which he/she deems incompetent, careless, insubordinate, unsuitable or otherwise objectionable, or whose continued employment he/she deems contrary to the public interest or inconsistent with the best interests of national security.  The contractor shall fill out and cause each of his employees on the contract, to fill out, for submission to the government, such forms as may be necessary for security or other reasons.  Upon request of the contracting officer or his representative, the project manager and his employees shall be fingerprinted.

h.     The project manager and approximately five (5) security officers (or supervisors) will be required to hold Secret level clearances.  All forms, questionnaires, fingerprint cards, and associated related paperwork will be

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provided by the Office of Law Enforcement and Security.  The employee will return all correctly completed documents to the Office of Law Enforcement and Security within ten (10) working days.  Interim clearances may be provided to an employee, provided they favorably meet all other criteria specified in this contract.

i.      The contractor’s supervisors in charge of work under this contract must be individuals of unquestionable integrity.  They must have extensive and successful protection experience and must be capable of performing administrative duties inherent to this position.  These supervisors shall at all times be available to receive and implement orders or instructions from the government which affect the operation or the protection and security of assigned areas.  Minimum qualifications for supervisory personnel are specified as follows:

(1)   All supervisors must meet all qualifications and standards for employment and continued employment, under this contract, and;

(2)   They must have successfully completed at least two (2) years of college level studies or a minimum of five (5) years of supervisory experience in the field of protection (security or law enforcement), and:

(3)   The Project Manager/Guard Supervisor in charge of this contract shall have a minimum of a Bachelor’s Degree from an accredited institution of higher learning, preferably in the field of criminal justice and a minimum of ten (10) years of supervisory experience in the field of protection.

3.  HOURS, ROUNDS, AND REPORTS:

a.               Duty hours for security guard services will be provided as follows, to the site or position indicated.  Unless otherwise noted, each position or post will be filled with only one person during those hours specified and the supervisory personnel assigned to work on this contract will not work on any other security related contract:

(1)   Project Manager (PM):  The overall contract supervisor, responsible for this contract.

Hours:  0800-1600 daily, Mon-Fri, excluding holidays; except in situations at other times, which require his/her presence.

(2)   Shift Supervisor:  (Armed) Supervises the guard force and makes security checks at all required locations in Vicksburg, MS.

Hours:  1600-0800 hours, Mon-Fri excluding holidays, (this is a roving post)

24 hours daily, on weekends and holidays, (this is a roving post).

(3)   Vicksburg District Headquarters:

Post #1:	0001-2400 hours, seven days per week, stationary post.

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Post #2:	0600-1800, Mon-Fri, stationary post at the gate.
Post #2a:	1800-0600, Mon-Fri, this is a roving post.
Post #2b	0800-2400, Weekends and holidays, this is a roving post for only 16 hours daily.

(4)   The Plant Section:  Located at the Harbor Facility (Both stationary and roving as indicated below).

Post #1:	0001-2400 hours, seven days a week, A stationary Post which becomes a roving post from 1800-0600 hrs, Mon-Fri, and for 24 hours on weekends and holidays beginning at 1800 hrs on Fri and until 0600 hrs the following duty day.

(5)   The Mat Sinking Section:  (Armed) A seasonal operation, which begins in July and ends in November, depending on river levels and operational requirements:

Post #1:	Guard 1: 0600-1800 hrs, 7 days a week - stationary
Guard 2: 1900-0600 hrs, 7 days a week - stationary

Post #2:	Guard 3: 0600-1800 hrs, 7 days a week - roving
Guard 4; 1800-0600 hrs, 7 days a week - roving

Post #3:	Supervisor: 1200-2400 hrs, 7 days a week - roving

(6)   The Post Office Building (MVD HQs):

Post #1: 0600-1900 hrs, Mon-Fri excluding holidays: Is a stationary position until 1800 hrs, when it becomes roving.

Post #1: 0600-1600 hrs, Saturdays only - stationary

(7)   The Mississippi River Commission (MRC) Bldg:

Post #1:  0700-1800 hrs, Mon-Fri excluding holidays:  This is a stationary position unless the security officer is tasked to rove briefly, for some other requirement.

(8)   Lake Chicot Pumping Plant (LCPP):

Post #1: 1600-0800 hrs, Mon-Fri and 24 hours on weekends and holidays. Supervisor also works a shift.

(9)   Tensas Cocodrie Pumping Plant (TCPP:

Post #1: 1630-0730 hrs, Mon-Fri and 24 hours on weekends and holidays. Supervisor also works a shift.

b.     ROUNDS:  Will be made every hour except during the hours of 0800-700, Monday-Friday.  Operation of all gates shall be accomplished as directed by the government.

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c.     REPORTS:  Will be written and turned in to the shift supervisor for review of content, thoroughness, correctness, and legibility, each duty day prior to 0800 hours.  The report will then be turned in to the Chief, Law Enforcement and Security prior to 1000 hours, each duty day.  The reports will contain any information as required by the government for the preceding 24 hours period, or in the case of the weekend and/or holiday, that period of time from the start of the last duty day (usually a Friday) to the start of the following duty day.  Reports, which need to be forwarded to GSA must be completed according to procedures established by GSA.  Use of the telephone will be recorded in the telephone log as follows:

(1)   The identity of the caller;

(2)   The telephone number called;

(3)   The purpose of the telephone call; and,

(4)   The length of the telephone call.

4.               CRIMINAL LIABILITY:

Disclosure of information relating to the services hereunder to any person not entitled to receive it, or failure to safeguard classified information that may come to the contractor or any person under his control in connection with work under this contract, may subject the contractor, his agents or his employees to criminal liability under Sections 793 and 798, Title 18 United States Code (USC).

5.               UNIFORMS:

Guard uniforms shall be worn by all members of the protection force at all times while engaged in the performance of their official duties.  The project manager is exempt from the wearing of uniforms.  Any deviation from the prescribed uniform, by the contractor, must first be approved by the contracting officer or his representative.  The appearance of the security force is extremely important in that for the most part, the security officer is the first contact the general public has with the Corps of Engineers.  It is vital that the security officer not only present a neat, organized, and professional appearance but, that he/she be of a presentable stature and that the uniform fit neatly and properly and be clean at all times.  While most security guard service companies have uniforms that are regularly worn by their personnel, the uniform worn by the personnel on this contract will be particular to the US Army Corps of Engineers.  It is for that reason, that the uniform will be of the following description, for the below listed locations:

(1)   The Vicksburg District Headquarters Building; The Mississippi Valley Division (MVD) HQ (The Post Office Building); The Mississippi River Commission (MRC) Building:

Red Blazers with brass type buttons.  The blazer will be properly fitted to the individual.  Females will wear the type of blazer fitted for females and males will wear the type of blazer fitted for males.

Black trousers (for both men and women) and black skirts (optional for women) are required and will be properly fitted.  Skirts will be of knee length.  The weight of the garment will be seasonal.  Light weight for summer

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months and a heavier weight for winter months.  On the trousers, a red piping will run down the side of the pant leg.  The red piping will be approximately one inch (1”) in width and will, at all times be properly sewn to the pant leg.  The piping will run from the bottom edge of the side pocket, the full length of the pant leg to the bottom of the pant leg.

Shoes will be black with smooth toes and will have a high sheen at all times.  No high heel shoes will be worn.  Shoes will be kept clean and functional at all times.  Worn soles and torn shoes will be replaced.

Shirts will be white in color and will be clean and neatly pressed at all times. Shirts worn with the blazer may be either short sleeved or long sleeved. Shirts without the blazer will be long sleeved, if worn with a tie and short sleeved if worn without a tie. In any case, if a shirt is worn as an outer garment (without the blazer) then the badge and name tag will be displayed on the shirt in the same appropriate position as the item was displayed on the blazer.  Unclean shirts as well as shirts with dirty and frayed collars will not be worn on this contract.  Shirts will be properly fitted to the individual. Personnel on this contract will wear properly sized garments, at all times.

Black ties will be worn with the uniform at those times when the blazer is worn and whenever a long sleeved shirt is worn as an outer garment. Ties will not be worn when the outer garment is a short sleeved shirt.  Female security officers will wear black ties such as string ties or cross-over ties.

No caps, hats, sunglasses, or items not specified herein will be worn. No large bulky items will be placed inside of the blazer, shirt, or trouser pockets.

All personnel (male and female) will wear proper clothing and proper under garments at all times, while working on this contract.  Uniforms will be fit properly and will appear so when looked upon.  A sufficient number of uniforms will be issued to each person.  This will also insure a reduction in the number of unserviceable uniforms.  Unserviceable uniforms will be turned in for a serviceable one.  No excessively worn, torn, tattered, frayed, or unsightly uniform will be worn on this contract.  The following uniforms, at a minimum, will be issued to each employee working that part of this contract, requiring such uniforms:

(a)          Quantity of Uniforms to be Issued:

Blazers:  1 each

Heavy Coat:  1 each

Windbreaker:  1 each

Trousers: 3 each

Long-sleeved shirts:  3 each

Short-sleeved shirts:  3 each

Ties:  2 each

Raincoats:  1 each

(2) The Plant Section; The Mat Sinking Unit; Lake Chicot Pumping Plant; and Tensas-Cocodrie Pumping Plant:

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These are industrial areas and heavy equipment, vehicles, etc are predominant in all of these areas.  These areas are basically, “hard hat areas”.  For that reason, the following types of uniforms will be worn at all times, in these areas:

An industrial jump-suit uniform, similar in appearance to the “swat” type uniforms.  Colors for these uniforms shall be dark blue or black. Everyone who is wearing this uniform will have the same color uniform.  Short sleeved and light weight uniforms will be worn in the summer months and long sleeved, heavier uniforms will be worn in the winter months.

Silver colored or white colored cloth badges, depicting the wording “Security officer” will be sewn over the left breast areas of these uniforms. The company patch or logo will be sewn on the upper left arm of the uniform and the American Flag will be sewn on the upper right arm of the uniform. It’s important that these type of uniforms do not have any metal ornaments affixed to them because of the hazard of working around machinery and equipment. This is an industrial area and security officers generally are not required to handle equipment or machinery, except in certain instances.  Therefore, these uniforms will be kept clean and neatly pressed at all times and presentable to the public, government employees and other contract workers, at all times. Patches will be properly sewn at all times and will not be frayed.  Parts of the uniform such as the pockets, collars, cuffs, seat, etc will not appear worn or frayed and if so, the uniform will be replaced.

(Steel toed shoes (or boots)) are required due to the industrial type environment of the work area.  These shoes will be black in color and will be clean and polished, at all times.  However, they will be black and plain toe and must be similar in design to military style “combat boots”.  Cowboy boots are not authorized as part of the uniform.

Safety helmets (or hard hats) will be worn at all times while working on the Mat Sinking Unit (MSU).  The helmet (or hard hat) will be properly fitted to the individual and will be worn by both males and females, at all times.  These helmets must be professional in appearance and kept clean at all times.  Dirty, cracked, chipped, and otherwise unsightly helmets will not be worn.

Security personnel working at the harbor or MSU as well as LCPP and TCPP will, for the most part, be working out of doors.  They will be issued both light weight and heavy weight jackets, of the type and similar to those issued to police officers.  The heavy weight jackets will have a fur-type of collar and a place for a badge located over the left breast pocket area. The light weight jacket (or wind-breaker) will also have a place for a badge located over the left breast pocket.  The jackets will be waist length only. They will be sufficiently heavy enough to keep the security officer comfortable in the cold and wind.  Jackets will also be kept clean at all times.  Dirty, worn, frayed, and otherwise unsightly jackets will not be worn on this contract and will be replaced as necessary.

Foul weather gear will be issued to those security officers working out of doors.  This will consist of a heavy durable police type raincoat,

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yellow in color, with a place for a badge located over the left breast area of the coat.  The words “SECURITY” may be depicted across the back of the coat just under the shoulder area.

As contained herein, uniforms will toe issued to each person on this contract.  Any unserviceable uniform will be turned in for a serviceable one. No excessively worn, torn, tattered, frayed, or unsightly uniform will not be worn on this contract.  The following uniforms, at a minimum, will be issued to each employee, working that part of the contract that requires this type of uniform:

(a)          Quantity of Uniforms to be Issued:

Jump-suits:  5 each

Light-weight jackets:  1 each

Heavy-weight jackets:  1 each

Steel toed shoes/boots:  1 pair

Hard hat-helmets:  1 each (Gov Issued)

Raincoats:  1 per post

6.                                       SUPPLIES, MATERIALS, AND EQUIPMENT:

a.     The government will furnish at no cost to the contractor, the following equipment in accordance with the contract clause entitled, “GOVERNMENT-FURNISHED PROPERTY” and the contractor will insure property accountability of all government property, at all times:

(1)   Electrical protective alarm and surveillance monitoring equipment, where installed and associated maintenance services, as well as flashlight batteries;

(2)   Required standard government forms and issuances including security guard general and special orders;

(3)   Telephones and radios as deemed necessary by the government for the conduct of official government business.  This does not include cellular phone service.  Abuse of telephones by security personnel under this contract will result in the removal of the individual from this contract;

(4)   Office space, furniture, utilities, computers and vehicles required for the performance of this contract;

(5)   Security guard clocks, key stations and hard hats as determined by the government;

(6)   Personal Flotation Devices (PFD), if required;

(7)   Room and board for all security personnel physically assigned to the MSU, during the operational season for the MSU.  Additionally, government vehicles may be provided to security personnel assigned to the MSU for the purpose of carrying out any assigned task such as liaison with local authorities, hospital visits, or other assignments as determined by the Chief, MSU.

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b.     The contractor shall furnish, equip, install, operate and maintain in acceptable condition at no cost to the government, all other equipment, materials, and supplies necessary for the performance under this contract, including but not limited to, the following:

(1)   Uniforms as specified in this contract, including leather gear, where appropriate, which includes holster, belt, keepers, 2 speed loaders/cases, handcuffs/cases, key ring holder;

(2)   Flashlights, replacement parts and holders;

(3)   Pepper spray and holders;

(4)   Foul weather gear as specified in this contract;

(5)   Any cellular telephones deemed necessary for this contract, by the contractor;

(6)   Office equipment (other than computers) deemed necessary for operation, by the contractor such as facsimile machines, copiers, etc.;

(7)   Weapons:  All weapons will be .38 caliber revolvers with four inch (4”) barrels; six shots; made of stainless steel; and the weapon will be manufactured by one of the following companies, to insure that a sufficiently well manufactured weapon will be issued to each security officer needing one:

(a)   Smith & Wesson;

(b)   Colt; or,

(c)   Ruger.

No other weapons (including personal) will be worn on this contract.

(8)   Ammunition:  Only standard ball ammunition, from 120 grain to 170 grain will be used. No hollow point, exploding, armor piercing, disintegrating, fragmenting, or similar type ammunition will be allowed on this contract.  No reload type ammunition, regardless, will be allowed on this contract.

(a)  In the event of a dispute regarding whether firearms and ammunition meet the requirements, the Contracting Office, with advice from the Chief, Law Enforcement and Security (the IRP Certifying Official), will make the final decision.  Firearms shall be cleaned and oiled weekly or more frequently as weather and/or environmental conditions may require, to ensure optimum operating condition.  Firearms will be inspected on a regular basis by supervisors and the project manager and on occasion, unannounced, by the contracting officer.

(b) Firearms shall be handled in a safe and prudent manner.  Loading and unloading of ammunition, and the cleaning of the firearm shall take place in designated areas only.  All weapons and associated ammunition shall be stored in accordance with safeguard standards established by the government.

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(c)  The contractor shall provide a list of serial numbers and brand names of all firearms to be used on the premises to the contracting officer or his/her representative upon issuance of this contract.  The list shall be kept current.

(d) Ammunition for authorized firearms shall be provided by the contractor.  Each guard and supervisor shall carry at least twelve (12) rounds of ammunition with six (6) rounds loaded in the weapon.  Ammunition will be inspected and cleaned daily to ensure its safe and effective use.  Additional ammunition will be appropriately stored in ammunition pouches located on the weapons belts of the individual.  Ammunition will be of the type specified in paragraph (8) above.

(9)   Liability insurance providing adequate coverage for contract personnel operating government vehicles as part of this contract.  Contractor will not display any signs on government vehicles. The contractor will insure that government vehicle operators are briefed on proper usage of government vehicles.  Government vehicles will not be used for personal business or pleasure.  Any contractor found to be using government vehicles for other than official government business shall be removed from this contract. Contract personnel operating government vehicles will be properly licensed and have no pending traffic violations nor any serious traffic convictions on their driving record.

7.             POLICE AUTHORITY AND JURISDICTION:

Police responsibility and the maintenance of law and order, are primarily the responsibility of local and/or federal law enforcement authorities. In the event of civil disturbance, riot, trespass, or any act disturbing the maintenance of law and order or an act requiring the physical arrest of any person or persons, it shall be the responsibility of contractor personnel on duty in the area involved, to notify the Chief, Law Enforcement and Security or the contracting officer or their representative, of the need for the assistance and services of the local law enforcement authorities.  In the case of an emergency and the contracting officer or the Chief, Law Enforcement and Security are not available, then the supervisor of the security force may contact the local authorities directly for assistance.

8.             FAILURE TO PERFORM:

a.     Failure on the part of the contractor or his employees to report for duty and perform the services as required shall result in an adjustment in the amount due the contractor for services furnished during the month in which the failure occurs.  In making such adjustments, the monthly amount due the contractor shall be reduced as herein specified for the number of hours and/or shifts not performed.

b.     Should the contractor for any reason, fail to provide the manpower coverage specified for an established duty post, the government reserves the right to assign and place a sufficient number of federal or contracted employee(s), on duty, as may be required to provide the protection specified. The cost of such federal or other contracted employee(s) so used shall be

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charged against the contractor and the amount of costs to the government incurred per hour or fraction thereof as a result: of such action shall be deducted from any payment due the contractor.

c.     In addition to these remedies, the government has the right to terminate the contract in accordance with the provisions of the termination clauses of this contract.

9.             SAFETY AND HEALTH:

a.     The contractor shall take all reasonable precautions to protect the health and safety of all persons in the buildings or on the grounds at the specified locations and to minimize the danger from all hazards to life and property, and shall comply with all health, safety and fire protection regulations (including reporting requirement) of the facilities protected.

b.     All applicable portions of EM 385-1-1 (Safety and Health Services Manual) should be observed. The Corps of Engineers manual EM 385-1-1 is distributed in electronic format on the Internet at the website http:// www.hq.usace.army.mil. The Government will not supply the Contractor with copies of this manual.  The Contractor shall strictly comply with this manual as it relates to his/her activities under this contract and also routinely discuss applicable provisions of this manual with all employees.

c.     All mishaps, exposures, accidents, etc, will be reported, within 24 hours, to the Chief, Law Enforcement and Security.

10.           NOTIFICATION:

The contractor shall provide the government with telephone numbers where he can be contacted if necessary during and after normal government duty hours.  The contractor shall provide the government the address of the individual responsible for his employees and designated as “project manager/guard supervisor” under this contract so that contact with the supervising official will be assured.

11.           LIABILITY:

The contractor shall be liable for, and agrees to hold harmless and indemnify the government against any and all claims and cost of any kind or nature for injury to or death of any person or persons and for loss or damage to any property (government or otherwise) occurring in connection with or in any way incident to or arising out of the occupancy, use, service, operations or performance of work in connection with this contract resulting in whole or in part from the acts or omissions of the contractor, or any subcontractor, or any employee, agent or representative of the contractor or subcontractor, or anyone operating at the behest of the contractor.

12.           DISPLAY OF SIGNS BY CONTRACTOR:

The contractor shall display no signs, patches, logos or any other advertisement whatsoever, other than that, which is noted in this contract.

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13.           HOURS OF CONTRACTOR’S EMPLOYEES:

No employee of the contractor shall work more than 12 hours continuous tour of duty, except as requested by the contracting officer or his/her representative, under unusual circumstances.  The intent is to maintain a maximum 12 hour tour of duty with at least 12 hours of rest between shifts to assure the government of alert security guard service.

14.           QUALIFICATIONS OF ALL PERSONNEL:

General:  To be eligible to perform under this contract each contract employee must meet, to the satisfaction of the contracting officer or his/her representative, the following education, experience, health, and security requirements :

(1)   Possess a high school education or GED and have two (2) years of security experience or 2 years of military service or formal education beyond high school, such as junior college or vocational training with;

(a)   the ability to meet and deal with the general public;

(b)   the ability to read, understand and apply rules, detailed orders, instructions and training materials

(c)   the ability to maintain poise and self-control under stress;

(d)   the ability to construct and write clear and concise, but accurate and detailed reports; and,

(e)   the ability to take charge and make decisions in situations where assistance from another source cannot be obtained, and then to take responsibility for those decisions.

15.           SPECIAL REQUIREMENTS FOR SUPERVISORS:

Supervisors must be individuals of integrity who display a mature attitude and exercise good judgment. Each supervisor shall have a minimum of two (2) years experience in field supervision (civilian community law enforcement, military service law enforcement/security, or industrial guard service/security). The contractor can request approval of another employee if sufficient documentation and/or reasoning to support his/her selection can be presented.  The Project Manager must have a minimum of a Bachelor’s Degree in formal education and at least 10 years of supervisory/management experience in the criminal justice system or security management in field of industrial security.  The contracting officer or his/her representative shall approve or reject the selection of any supervisor on this contract.  A key personnel resume shall be completed for each supervisor and a copy provided to the Chief, Law Enforcement and Security (IRP Certifying Official).

16.           PRE- EMPLOYMENT TRAINING:

a.     To perform under this contract, each contract employee must meet the following training requirements.  The contractor must submit evidence that each contract security officer and each supervisor has been properly trained in the subject areas and for the duration of the class as outlined below:

(1)   Conduct on duty;

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(2)   Dealing with people;

(3)   Using radios and other equipment;

(4)   Keeping records;

(5)   Reporting -

(a)   making reports

(b)   notifying authorities

(c)   conducting interviews

(d)   taking statements;

(6)   Protecting government property -

(a)   building regulations

(b)   patrol and observation

(c)   access control systems

(d)   monitoring systems

(e)   found/lost property;

(7)   Preventing and controlling fires -

(a)   alarm systems

(b)   fighting fires;

(8)   Lifesaving techniques -

(a)   CPR

(b)   First Aid

(c)   Emergencies;

(9)   Enforcing and understanding the law;

(10) Flying the flag(s);

(11) Weapons qualification; and,

(12) Use of force.

b.     The training outlined herein is to be used to instruct all new employees.  Employees will complete all training within 60 days of their hiring date to reporting for duty and on or near their second anniversary of employment on this contract and every two years thereafter except for weapons qualification and CPR certification. Weapons qualification will take place every six months and CPR certification will take place every year on or near the anniversary of the date of hire.

c.     INITIAL TRAINING:  Will be a minimum of twenty-four (24) hours in length and will be in a combination of classroom, environment and On the Job Training (OJT).  Weapons qualification and cardio pulmonary resuscitation (CPR) are not part of this initial training.  Weapons qualification (and use of force, which is to be given with weapons qualification) and CPR will be given separately but, will involve classroom time also.  The reason for this is because CPR will normally be given by instructors on a scheduled basis and while this is necessary training, it may have to be accomplished or completed at some point after the individual has begun employment.  Weapons qualification (and the use of force) will be given on a firing range and will be provided only to those persons who will be carrying weapons. As an example, CPR is usually an 8 hours course.  Weapons qualification is usually a 12 hour course.  Combining CPR and Weapons Qualification with the initial training (24 hours) outlined above will bring the total number of training hours, per armed security officer, to 44 hours.

d.     WEAPONS QUALIFICATION:  Each employee assigned to the MSU or supervision, will be qualified to carry a firearm.  Initially (prior to actually assuming an armed position) and every six (6) months, armed employees

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will be required to fire a minimum score of 210 out of a possible 300 before being allowed to carry a firearm (or to continue to carry a firearm) under this contract. The course of fire and the pistol qualification record, both of which are attached to these specifications will be used for each armed employee under this contract.  All qualification records will be maintained for each employee, throughout the full term of this contract.

NOTE:  Security officers are not authorized to have in their possession, any firearm other than that which is company owned and properly issued for duty purposes.  Personal weapons are not authorized and the possession of such will result in the removal of the employee by the contractor, from the work site.

e.     IN-SERVICE TRAINING:  This same training, somewhat in a condensed form and not including weapons qualification and CPR training, will total approximately 16 hours, per year, for each and every security officer.

f.      PHYSICAL TRAINING:  All employees will be required to successfully complete a physical training examination within 60 days of being hired. Each year, the physical training examination will take place on or near the anniversary of the date the contract was awarded.  Employees who have taken the test within 60 days of the anniversary date will not have to re-take the annual examination.  The physical training test will be performed in accordance with the standards attached to these specifications.  The examination will consist of the following:

(1)   Sit-ups:  number depending on age

(2)   Push-ups:  number depending on age

(3)   One Mile Run:  time depending on age

17.           LICENSING REQUIREMENTS:

The Contractor is responsible for obtaining the required state licenses and permits for the States of Mississippi, Louisiana and Arkansas prior to award of this contract.  All permits and licenses should be obtained and proof of possession of those permits and licenses should be submitted with the proposal.

5.3. PERMITS AND RESPONSBILITIES. The Contractor shall, without additional expense to the Government, be responsible for obtaining any and all necessary licenses and permits, and complying with any applicable Federal, State, or local laws, codes or ordinances, in connection with the performance of this work.

18.           NOTICE-TO-PRQCEED AND PREREQUISITES THERETO:

Notice-to-proceed will be issued in writing by the Contracting Officer subsequent to the Contractor’s satisfactory completion of all prerequisite requirements.  The Contractor shall begin work 5 calendar days after date of receipt of notice-to-proceed unless he has been asked by the Government and he agreed to waive either all or part of the 5 days before beginning work.  A summary of the prerequisite requirements to the issuance of notice to proceed is as follows:

(1)   Contractor submittal of acceptable evidence of insurance and approval by the Contracting Officer.

(2)   Contractor submittal of employee personnel and medical records.

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(3)   Contractor submittal of evidence of all licenses and permits as required by paragraph 17.

(4)   Contractor submittal of proof of employee training as outlined in paragraph 16.

(5)   Contractor submittal of proof of employee police checks.

(6)   Satisfactory Contractor participation in the Pre-Work Conference.

19.           PRE-WORK CONFERENCE:

Prior to beginning any work on this contract, the Contractor shall meet formally with the COR at a time, date, and location established by same to coordinate the initiation of work.  The Contractor and the Project” Manager/Guard Supervisor shall be present at this meeting.  Also, if not done before this time, the Contractor shall bring the following items to this conference for approval by the COR:

(1)   Employee personnel and medical records.

(2)   Evidence of all licenses and permits as required by paragraph 17.

(3)   Proof of employee training as outlined in paragraph 16.

(4)   Proof of employee police and credit checks.

20.           SECURITY CHECKS.  All Contractor personnel will be required to undergo a favorable adjudicated National Agency Check (NAC), per AR 380-49 Industrial Security Program, AR 380-67 Personnel Security Program; and DOD 5220.22-R Industrial Security Regulation. This is to be initiated within ten (10) working days of employment. Initiation occurs when the Security Manager, Vicksburg District, receives a correctly Completed Standard Form 86 (Questionnaire for National Security Positions), two (2) completed FD-258’s (Fingerprint Card), and proof of citizenship (Birth Certificate, U.S. Passport, Certificate of Naturalization, Certificate of Release or Discharge from Active Duty (DD Form 214).

21.           CONTRACTOR’S LIABILITY FOR GOVERNMENT PROPERTY.  By executing this contract, the Contractor agrees to be liable for all damage, destruction, theft, or loss of Government property and materials caused, in whole or in part, by his or her employees.  Such property includes, but is not limited to buildings, equipment, fixtures, materials, supplies, natural resources, and other project features.  In such an event, the Contractor shall either make payment to the Government for such damage or loss in the amount determined by the Contracting Officer, or replace or repair the damaged property to the satisfaction of the Contracting Officer, or replace destroyed or stolen property to the satisfaction of the Contracting Officer.

22.           CERTIFICATION OF INSURANCE.  Within 7 calendar days after date of contract award, the Contractor shall furnish to the Contracting Officer, a certification of the above-required insurance.  The policies evidencing required insurance shall contain an endorsement to the effect that cancellation or any material change in the policies adversely affecting the interest of the Government in such insurance shall not be effective for such period as may be prescribed by the laws of the State of Louisiana, and in no less than thirty (30) days after written notice there of is provided to

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the Contracting Officer.  In the instance of automobile liability insurance, certificates of insurance shall be provided to the Contracting Officer for each vehicle used in the performance of work under this contract. These certificates shall bear identification of the vehicle including make, model, and vehicle identification number (VIN).  Vehicles for which certificates of insurance have not been provided to the Contracting Officer or for which certificates of insurance have expired shall not be used in the performance of work under this contract.

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CLAUSES INCORPORATED BY FULL TEXT

52.000-4014         MINIMUM REQUIRED INSURANCE

(The following clause is applicable if the services involved are performed on a Government installation. Government installation is defined as property where the Government holds by fee simple title, by construction right-of-way, or perpetual easement, etc., an interest in real property.) See Special Clause entitled “INSURANCE - WORK ON A GOVERNMENT INSTALLATION.”

a.     WORKMEN’S COMPENSATION AND EMPLOYER’S LIABILITY INSURANCE. Contractor shall comply with all applicable workmen’s compensation Statutes of the States of Mississippi, Louisiana and Arkansas and shall furnish evidence of Employer’s Liability Insurance in an amount of not less than $100,000.

b.     GENERAL LIABILITY INSURANCE. Bodily injury liability insurance in the minimum limits of $500,000 per occurrence on the comprehensive form of policy and property damage insurance of $20,000 per occurrence on the comprehensive form of policy.

c.     AUTOMOBILE LIABILITY INSURANCE. Minimum limits of $200,000 per person and $500,000 per occurrence for bodily injury and $20,000 per occurrence for property damage. This insurance shall be on the comprehensive form of policy and shall cover the operation of all automobiles used in the performance of the contract.

52.212-4          CONTRACT TERMS AND CONDITIONS— COMMERCIAL ITEMS (FEB 2002)

(a)   Inspection/Acceptance. The Contractor shall only tender for acceptance those items that conform to the requirements of this contract. The Government reserves the right to inspect or test any supplies or services that have been tendered for acceptance. The Government may require repair or replacement of nonconforming supplies or reperformance of nonconforming services at no increase in contract price. The Government must exercise its post-acceptance rights (1) within a reasonable time after the defect was discovered or should have been discovered; and (2) before any substantial change occurs in the condition of the item, unless the change is due to the defect in the item.

(b)   Assignment. The Contractor or its assignee may assign its rights to receive payment due as a result of performance of this contract to a bank, trust company, or other financing institution, including any Federal lending agency in accordance with the Assignment of Claims Act (31 U.S.C. 3727). However, when a third party makes payment (e.g., use of the Governmentwide commercial purchase card), the Contractor may not assign its rights to receive payment under this contract.

(c)   Changes. Changes in the terms and conditions of this contract may be made only by written agreement of the parties.

(d)   Disputes. This contract is subject to the Contract Disputes Act of 1978, as amended (41 U.S.C. 601-613). Failure of the parties to this contract to reach agreement on any request for equitable adjustment, claim, appeal or action arising under or relating to this contract shall be a dispute to be resolved in accordance with the clause at FAR

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52.233-1, Disputes, which is incorporated herein by reference. The Contractor shall proceed diligently with performance of this contract, pending final resolution of any dispute arising under the contract.

(e)   Definitions. The clause at FAR 52.202-1, Definitions, is incorporated herein by reference.

(f)    Excusable delays. The Contractor shall be liable for default unless nonperformance is caused by an occurrence beyond the reasonable control of the Contractor and without its fault or negligence such as, acts of God or the public enemy, acts of the Government in either its sovereign or contractual capacity, fires, floods, epidemics, quarantine restrictions, strikes, unusually severe weather, and delays of common carriers. The Contractor shall notify the Contracting Officer in writing as soon as it is reasonably possible after the commencement or any excusable delay, setting for the full particulars in connection therewith, shall remedy such occurrence with all reasonable dispatch and shall promptly give written notice to the Contracting Officer of the cessation of such occurrence.

(g)   Invoice.  (1) The Contractor shall submit an original invoice and three copies (or electronic invoice, if authorized) to the address designated in the contract to receive invoices. An invoice must include—

(i) Name and address of the Contractor;

(ii) Invoice date and number;

(iii) Contract number, contract line item number and, if applicable, the order number;

(iv) Description, quantity, unit of measure, unit price and extended price of the items delivered;

(v) Shipping number and date of shipment, including the bill of lading number and weight of shipment if shipped on Government bill of lading;

(vi) Terms of any discount for prompt payment offered;

(vii) Name and address of official to whom payment is to be sent;

(viii) Name, title, and phone number of person to notify in event of defective invoice; and

(ix) Taxpayer Identification Number (TIN). The Contractor shall include its TIN on the invoice only if required elsewhere in this contract.

(x) Electronic funds transfer (EFT) banking information.

(A)  The Contractor shall include EFT banking information on the invoice only if required elsewhere in this contract.

(B)   If EFT banking information is not required to be on the invoice, in order for the invoice to be a proper invoice, the Contractor shall have submitted correct EFT banking information in accordance with the applicable solicitation provision, contract clause (e.g., 52.232-33, Payment by Electronic Funds Transfer—Central Contractor Registration, or 52.232-34, Payment by Electronic Funds Transfer–Other Than Central Contractor Registration), or applicable agency procedures.

(C)   EFT banking information is not required if the Government waived the requirement to pay by EFT.

(2) Invoices will be handled in accordance with the Prompt Payment Act (31 U.S.C. 3903) and Office of Management and Budget (OMB) prompt payment regulations at 5 CFR part 1315.

(h)   Patent indemnity. The Contractor shall indemnify the Government and its officers, employees and agents against liability, including costs, for actual or alleged direct or contributory infringement of, or inducement to infringe, any

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United States or foreign patent, trademark or copyright, arising out of the performance of this contract, provided the Contractor is reasonably notified of such claims and proceedings.

(i) Payment. Payment shall be made for items accepted by the Government that have been delivered to the delivery destinations set forth in this contract.  The Government will make payment in accordance with the Prompt Payment Act (31 U.S.C. 3903) and OMB prompt payment regulations at 5 CFR part 1315. If the Government makes payment by Electronic Funds Transfer (EFT), see 52.212-5(b) for the appropriate EFT clause. In connection with any discount offered for early payment, time shall be computed from the date of the invoice. For the purpose of computing the discount earned, payment shall be considered to have been made on the date which appears on the payment check or the specified payment date if an electronic funds transfer payment is made.

(j) Risk of loss. Unless the contract specifically provides otherwise, risk of loss or damage to the supplies provided under this contract shall remain with the Contractor until, and shall pass to the Government upon:

(1)   Delivery of the supplies to a carrier, if transportation is f.o.b. origin; or

(2)   Delivery of the supplies to the Government at the destination specified in the contract, if transportation is f.o.b. destination.

(k) Taxes. The contract price includes all applicable Federal, State, and local taxes and duties.

(1) Termination for the Government’s convenience. The Government reserves the right to terminate this contract, or any part hereof, for its sole convenience. In the event of such termination, the Contractor shall immediately stop all work hereunder and shall immediately cause any and all of its suppliers and subcontractors to cease work. Subject to the terms of this contract, the Contractor shall be paid a percentage of the contract price reflecting the percentage of the work performed prior to the notice of termination, plus reasonable charges the Contractor can demonstrate to the satisfaction of the Government using its standard record keeping system, have resulted from the termination. The Contractor shall not be required to comply with the cost accounting standards or contract cost principles for this purpose. This paragraph does not give the Government any right to audit the Contractor’s records. The Contractor shall not be paid for any work performed or costs incurred which reasonably could have been avoided.

(m) Termination for cause. The Government may terminate this contract, or any part hereof, for cause in the event of any default by the Contractor, or if the Contractor fails to comply with any contract terms and conditions, or fails to provide the Government, upon request, with adequate assurances of future performance.  In the event of termination for cause, the Government shall not be liable to the Contractor for any amount for supplies or services not accepted, and the Contractor shall be liable to the Government for any and all rights and remedies provided by law. If it is determined that the Government improperly terminated this contract for default, such termination shall be deemed a termination for convenience.

(n) Title. Unless specified elsewhere in this contract, title to items furnished under this contract shall pass to the Government upon acceptance, regardless of when or where the Government takes physical possession.

(o) Warranty. The Contractor warrants and implies that the items delivered hereunder are merchantable and fit for use for the particular purpose described in this contract.

(p) Limitation of liability. Except as otherwise provided by an express or implied warranty, the Contractor will not be liable to the Government for consequential damages resulting from any defect or deficiencies in accepted items.

(q) Other compliances. The Contractor shall comply with all applicable Federal, State and local laws, executive orders, rules and regulations applicable to its performance under this contract.

(r) Compliance with laws unique to Government contracts. The Contractor agrees to comply with 31 U.S.C. 1352 relating to limitations on the use of appropriated funds to influence certain Federal contracts; 18 U.S.C. 431 relating

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to officials not to benefit; 40 U.S.C. 327, et seq., Contract Work Hours and Safety Standards Act; 41 U.S.C. 51-58, Anti-Kickback Act of 1986; 41 U.S.C. 265 and 10 U.S.C. 2409 relating to whistleblower protections; 49 U.S.C. 40118, Fly American; and 41 U.S.C. 423 relating to procurement integrity.

(s) Order of precedence. Any inconsistencies in this solicitation or contract shall be resolved by giving precedence in the following order: (1) the schedule of supplies/services; (2) the Assignments, Disputes, Payments, Invoice, Other Compliances, and Compliance with Laws Unique to Government Contracts paragraphs of this clause; (3) the clause at 52.212-5; (4) addenda to this solicitation or contract, including any license agreements for computer software; (5) solicitation provisions if this is a solicitation; (6) other paragraphs of this clause; (7) the Standard Form 1449; (8) other documents, exhibits, and attachments; and (9) the specification.

(End of clause)

52.212-5   CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS—COMMERCIAL ITEMS (MAY 2002)

(a)   The Contractor shall comply with the following FAR clauses, which are incorporated in this contract by reference, to implement provisions of law or executive orders applicable to acquisitions of commercial items:

(1)   52.222-3, Convict Labor (E.O. 11755).

(2)   52.233-3, Protest after Award (31 U.S.C. 3553).

(b)   The Contractor shall comply with the FAR clauses in this paragraph (b) that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items or components:

(Contracting Officer shall check as appropriate.)

☒    (1) 52.203-6, Restrictions on Subcontractor Sales to the Government, with Alternate I (41 U.S.C. 253g and 10 U.S.C. 2402).

NA  (2) 52.219-3, Notice of HUBZone Small Business Set-Aside (Jan 1999).

NA  (3) 52.219-4, Notice of Price Evaluation Preference for HUBZone Small Business Concerns (Jan 1999) (if the offeror elects to waive the preference, it shall so indicate in its offer).

NA  (4) (i) 52.219-5, Very Small Business Set-Aside (Pub. L. 103-403, section 304, Small Business Reauthorization and Amendments Act of 1994).

NA  (ii) Alternate I to 52.219-5.

NA  (iii) Alternate II to 52.219-5.

☒    (5) 52.219-8, Utilization of Small Business Concerns (15 U.S.C. 637 (d)(2) and (3)).

NA  (6) 52.219-9, Small Business Subcontracting Plan (15 U.S.C. 637 (d)(4)).

☒    (7) 52.219-14, Limitations on Subcontracting (15 U.S.C. 637(a)(14)).

NA  (8)(i) 52.219-23, Notice of Price Evaluation Adjustment for Small Disadvantaged Concerns (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323) (if the offeror elects to waive the adjustment, it shall so indicate in its offer.

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NA  (ii) Alternate I of 52.219-23.

NA  (9) 52.219-25, Small Disadvantaged Business Participation Program—Disadvantaged Status and Reporting (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).

NA  (10) 52.219-26, Small Disadvantaged Business Participation Program—Incentive Subcontracting (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).

☒    (11) 52.222-21, Prohibition of Segregated Facilities (Feb 1999).

☒    (12) 52.222-26, Equal Opportunity (E.O. 11246).

☒    (13) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era and Other Eligible Veterans (38 U.S.C. 4212).

☒    (14) 52.222-36, Affirmative Action for Workers with Disabilities (29 U.S.C. 793).

☒    (15) 52.222-37, Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era and Other Eligible Veterans (38 U.S.C. 4212).

☒    (16) 52.222-19, Child Labor—Cooperation with Authorities and Remedies (E.O. 13126).

NA  (17)(i) 52.223-9, Estimate of Percentage of Recovered Material Content for EPA-Designated Products (42 U.S.C. 6962(c)(3)(A)(ii)).

NA  (ii) Alternate I of 52.223-9 (42 U.S.C. 6962(i)(2)(C)).

☒    (18) 52.225-1, Buy American Act—Supplies (41 U.S.C. 10a-10d).

NA  (19)(i) 52.225-3, Buy American Act—North American Free Trade Agreement—Israeli Trade Act (41 U.S.C. 10a-10d, 19 U.S.C. 3301 note, 19 U.S.C. 2112 note).

NA  (ii) Alternate I of 52.225-3.

NA  (iii) Alternate II of 52.225-3.

NA  (20) 52.225-5, Trade Agreements (19 U.S.C, 2501, et seq., 19 U.S.C. 3301 note).

☒    (21) 52.225-13, Restriction on Certain Foreign Purchases (E.O. 12722, 12724, 13059, 13067, 13121, and 13129).

NA  (22) 52.225-15, Sanctioned European Union Country End Products (E.O. 12849).

NA  (23) 52.225-16, Sanctioned European Union Country Services (E.O. 12849).

NA  (24) 52.232-33, Payment by Electronic Funds Transfer—Central Contractor Registration (31 U.S.C. 3332).

☒    (25) 52.232-34, Payment by Electronic Funds Transfer—Other than Central Contractor Registration (31 U.S.C. 3332).

NA  (26) 52.232-36, Payment by Third Party (31 U.S.C. 3332).

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NA  (27) 52.239-1, Privacy or Security Safeguards (5 U.S.C. 552a).

NA  (28) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (46 U.S.C. 1241).

(c)   The Contractor shall comply with the FAR clauses in this paragraph (c), applicable to commercial services, which the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or executive orders applicable to acquisitions of commercial items or components:

(Contracting Officer check as appropriate.)

☒    (1) 52.222-41, Service Contract Act of 1965, As amended (41 U.S.C. 351, et. seq.).

☒    (2) 52.222-42, Statement of Equivalent Rates for Federal Hires (29 U.S.C. 206 and 41 U.S.C. 351, et., seq.).

☒    (3) 52.222-43, Fair Labor Standards Act and Service Contract Act — Price Adjustment (Multiple Year and Option Contracts) (29 U.S.C.206 and 41 U.S.C. 351, et seq.).

☒    (4) 52.222-44, Fair Labor Standards Act and Service Contract Act - Price Adjustment (29 U.S.C. 206 and 41 U.S.C. 351,et seq.).

NA  (5) 52.222-47, SCA Minimum Wages and Fringe Benefits Applicable to Successor Contract Pursuant to Predecessor Contractor Collective Bargaining Agreement (CBA) (41 U.S.C. 351, et seq.).

(d)   Comptroller General Examination of Record.  The Contractor shall comply with the provisions of this paragraph (d) if this contract was awarded using other than sealed bid, is in excess of the simplified acquisition threshold, and does not contain the clause at 52.215-2, Audit and Records—Negotiation.

(1)   The Comptroller General of the United States, or an authorized representative of the Comptroller General, shall have access to and right to examine any of the Contractor’s directly pertinent records involving transactions related to this contract.

(2)   The Contractor shall make available at its offices at all reasonable times the records, materials, and other evidence for examination, audit, or reproduction, until 3 years after final payment under this contract or for any shorter period specified in FAR Subpart 4.7, Contractor Records Retention, of the other clauses of this contract. If this contract is completely or partially terminated, the records relating to the work terminated shall be made available for 3 years after any resulting final termination settlement. Records relating to appeals under the disputes clause or to litigation or the settlement of claims arising under or relating to this contract shall be made available until such appeals, litigation, or claims are finally resolved.

(3)   As used in this clause, records include books, documents, accounting procedures and practices, and other data, regardless of type and regardless of form. This does not require the Contractor to create or maintain any record that the Contractor does not maintain in the ordinary course of business or pursuant to a provision of law.

(e) Notwithstanding the requirements of the clauses in paragraphs (a), (b), (c) or (d) of this clause, the Contractor is not required to include any FAR clause, other than those listed below (and as may be required by an addenda to this paragraph to establish the reasonableness of prices under Part 15), in a subcontract for commercial items or commercial components—

(1)   52.222-26, Equal Opportunity (E.O. 11246);

(2)   52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era and Other Eligible Veterans (38 U.S.C. 4212);

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(3)   52.222-36, Affirmative Action for Workers with Disabilities (29 U.S.C. 793);

(4)   52.247-64, Preference for Privately-Owned U.S.-Flag Commercial Vessels (46 U.S.C. 1241)(flow down not required for subcontracts awarded beginning May 1, 1996)., and

(5)   52.222-41, Service Contract Act of 1965, As Amended (41 U.S.C. 351, et seq.).

(End of clause)

52.214-5000    APPARENT CLERICAL MISTAKES (MAR 1995)—EFARS

(a)   For the purpose of initial evaluations of bids, the following will be utilized in the resolving arithmetic discrepancies found on the face of bidding schedule as submitted by the bidder:

(1)           Obviously misplaced decimal points will be corrected;

(2)           Discrepancy between unit price and extended price, the unit price will govern;

(3)           Apparent errors in extension of unit prices will be corrected;

(4)           Apparent errors in addition of lump sum and extended prices will be corrected.

(b)   For the purpose of bid evaluation, the government will proceed on the assumption that the bidder intends his bid to be evaluated on basis of the unit prices, the totals arrived at by resolution of arithmetic discrepancies as provided above and the bid will be so reflected on the abstract of bids.

(c)   These correction procedures shall not be used to resolve any ambiguity concerning which bid is low.

(End of statement)

52.217-8          OPTION TO EXTEND SERVICES (NOV 1999)

The Government may require continued performance of any services within the limits and at the rates specified in contract. These rates may be adjusted only as a result of revisions to prevailing labor rates provided by the Secretary of Labor. The option provision may be exercised more than once, but the total extension of performance hereunder shall not exceed 6 months. The Contracting Officer may exercise the option by written notice to the Contractor within the period of time within which the Contracting Officer may exercise the option.

(End of clause)

52.217-9          OPTION TO EXTEND THE TERM OF THE CONTRACT (MAR 2000)

(a) The Government may extend the term of this contract by written notice to the Contractor within 60 days of expiration of the contract; provided that the Government gives the Contractor a preliminary written notice of its intent to extend at least 60 days before the contract expires. The preliminary notice does not commit the Government to an extension.

(b) If the Government exercises this option, the extended contract shall be considered to include this option clause.

(c) The total duration of this contract, including the exercise of any options under this clause, shall not exceed 5 years..

(End of clause)

52.219-18        NOTIFICATION OF COMPETITION LIMITED TO ELIGIBLE 8(A) CONCERNS (JUN 1999)

(a) Offers are solicited only from small business concerns expressly certified by the Small Business Administration (SBA) for participation in the SBA’s 8(a) Program and which meet the following criteria at the time of submission

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of offer—

(1)   The Offeror is in conformance with the 8(a) support limitation set forth in its approved business plan; and

(2)   The Offeror is in conformance with the Business Activity Targets set forth in its approved business plan or any remedial action directed by the SBA.

(b)   By submission of its offer, the Offeror represents that it meets all of the criteria set forth in paragraph (a) of this clause.

(c)   Any award resulting from this solicitation will be made to the Small Business Administration, which will subcontract performance to the successful 8(a) offeror selected through the evaluation criteria set forth in this solicitation.

(d)(1) Agreement. A small business concern submitting an offer in its own name agrees to furnish, in performing the contract, only end items manufactured or produced by small business concerns in the United States. The term “United States” includes its territories and possessions, the Commonwealth of Puerto Rico, the Trust Territory of the Pacific Islands, and the District of Columbia. If this procurement is processed under simplified acquisition procedures and the total amount of this contract does not exceed $25,000, a small business concern may furnish the product of any domestic firm. This paragraph does not apply in connection with construction or service contracts.

(2) The Paragon Systems, Inc. the U.S. Army Corps of Engineers, Vicksburg District Contracting Officer in writing immediately upon entering an agreement (either oral or written) to transfer all or part of its stock or other ownership interest to any other party.

(End of clause)

52.228-5          INSURANCE—WORK ON A GOVERNMENT INSTALLATION (JAN 1997)

(a) The Contractor shall, at its own expense, provide and maintain during the entire performance of this contract, at least the kinds and minimum amounts of insurance required in the Schedule or elsewhere in the contract.

(b) Before commencing work under this contract, the Contractor shall notify the Contracting Officer in writing that the required insurance has been obtained. The policies evidencing required insurance shall contain an endorsement to the effect that any cancellation or any material change adversely affecting the Government’s interest shall not be effective (1) for such period as the laws of the State in which this contract is to be performed prescribe, or (2) until 30 days after the insurer or the Contractor gives written notice to the Contracting Officer, whichever period is longer.

(c) The Contractor shall insert the substance of this clause, including this paragraph (c), in subcontracts under this contract that require work on a Government installation and shall require subcontractors to provide and maintain the insurance required in the Schedule or elsewhere in the contract. The Contractor shall maintain a copy of all subcontractors’ proofs of required insurance, and shall make copies available to the Contracting Officer upon request.

(End of clause)

52.237-2          PROTECTION OF GOVERNMENT BUILDINGS, EQUIPMENT, AND VEGETATION (APR 1984)

The Contractor shall use reasonable care to avoid damaging existing buildings, equipment, and vegetation on the Government installation. If the Contractor’s failure to use reasonable care causes damage to any of this property, the Contractor shall replace or repair the damage at no expense to the Government as the Contracting Officer directs. If the Contractor fails or refuses to make such repair or replacement, the Contractor shall be liable for the cost, which

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may be deducted from the contract price.

(End of clause)

52.245-2          GOVERNMENT PROPERTY (FIXED-PRICE CONTRACTS) (DEC 1989)

(a) Government-furnished property. (1) The Government shall deliver to the Contractor, for use in connection with and under the terms of this contract, the Government-furnished property described in the Schedule or specifications together with any related data and information that the Contractor may request and is reasonably required for the intended use of the property (hereinafter referred to as “Government-furnished property”).

(2) The delivery or performance dates for this contract are based upon the expectation that Government-furnished property suitable for use (except for property furnished “as is”) will be delivered to the Contractor at the times stated in the Schedule or, if not so stated, in sufficient time to enable the Contractor to meet the contract’s delivery or performance dates.

(3) If Government-furnished property is received by the Contractor in a condition not suitable for the intended use, the Contractor shall, upon receipt of it, notify the Contracting Officer, detailing the facts, and, as directed by the Contracting Officer and at Government expense, either repair, modify, return, or otherwise dispose of the property. After completing the directed action and upon written request of the Contractor, the Contracting Officer shall make an equitable adjustment as provided in paragraph (h) of this clause.

(4) If Government-furnished property is not delivered to the Contractor by the required time, the Contracting Officer shall, upon the Contractor’s timely written request, make a determination of the delay, if any, caused the Contractor and shall make an equitable adjustment in accordance with paragraph (h) of this clause.

(b) Changes in Government-furnished property. (1) The Contracting Officer may, by written notice, (i) decrease the Government-furnished property provided or to be provided under this contract, or (ii) substitute other Government-furnished property for the property to be provided by the Government, or to be acquired by the Contractor for the Government, under this contract. The Contractor shall promptly take such action as the Contracting Officer may direct regarding the removal, shipment, or disposal of the property covered by such notice.

(2) Upon the Contractor’s written request, the Contracting Officer shall make an equitable adjustment to the contract in accordance with paragraph (h) of this clause, if the Government has agreed in the Schedule to make the property available for performing this contract and there is any—

(i) Decrease or substitution in this property pursuant to subparagraph (b)(l) of this clause; or

(ii) Withdrawal of authority to use this property, if provided under any other contract or lease.

(c) Title in Government property. (1) The Government shall retain title to all Government-furnished property.

(2) All Government-furnished property and all property acquired by the Contractor, title to which vests in the Government under this paragraph (collectively referred to as “Government property”), are subject to the provisions of this clause. However, special tooling accountable to this contract is subject to the provisions of the Special Tooling clause and is not subject to the provisions of this clause. Title to Government property shall not be affected by its incorporation into or attachment to any property not owned by the Government, nor shall Government property become a fixture or lose its identity as personal property by being attached to any real property.

(3) Title to each item of facilities and special test equipment acquired by the Contractor for the Government under this contract shall pass to and vest in the Government when its use in performing this contract commences or when the Government has paid for it, whichever is earlier, whether or not title previously vested in the Government.

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(4) If this contract contains a provision directing the Contractor to purchase material for which the Government will reimburse the Contractor as a direct item of cost under this contract—

(i) Title to material purchased from a vendor shall pass to and vest in the Government upon the vendor’s delivery of such material; and

(ii) Title to all other material shall pass to and vest in the Government upon–

(A) Issuance of the material for use in contract performance;

(B) Commencement of processing of the material or its use in contract performance; or

(C) Reimbursement of the cost of the material by the Government, whichever occurs first.

(d) Use of Government property. The Government property shall be used only for performing this contract, unless otherwise provided in this contract or approved by the Contracting Officer.

(e) Property administration. (1) The Contractor shall be responsible and accountable for all Government property provided under this contract and shall comply with Federal Acquisition Regulation (FAR) Subpart 45.5, as in effect on the date of this contract.

(2) The Contractor shall establish and maintain a program for the use, maintenance, repair, protection, and preservation of Government property in accordance with sound industrial practice and the applicable provisions of Subpart 45.5 of the FAR.

(3) If damage occurs to Government property, the risk of which has been assumed by the Government under this contract, the Government shall replace the items or the Contractor shall make such repairs as the Government directs. However, if the Contractor cannot effect such repairs within the time required, the Contractor shall dispose of the property as directed by the Contracting Officer. When any property for which the Government is responsible is replaced or repaired, the Contracting Officer shall make an equitable adjustment in accordance with paragraph (h) of this clause.

(4) The Contractor represents that the contract price does not include any amount for repairs or replacement for which the Government is responsible. Repair or replacement of property for which the Contractor is responsible shall be accomplished by the Contractor at its own expense.

(f) Access.  The Government and all its designees shall have access at all reasonable times to the premises in which any Government property is located for the purpose of inspecting the Government property.

(g) Risk of loss. Unless otherwise provided in this contract, the Contractor assumes the risk of, and shall be responsible for, any loss or destruction of, or damage to, Government property upon its delivery to the Contractor or upon passage of title to the Government under paragraph (c) of this clause. However, the Contractor is not responsible for reasonable wear and tear to Government property or for Government property properly consumed in performing this contract.

(h) Equitable adjustment. When this clause specifies an equitable adjustment, it shall be made to any affected contract provision in accordance with the procedures of the Changes clause. When appropriate, the Contracting Officer may initiate an equitable adjustment in favor of the Government.  The right to an equitable adjustment shall be the Contractor’s exclusive remedy. The Government shall not be liable to suit for breach of contract for—

(1) Any delay in delivery of Government-furnished property;

(2) Delivery of Government-furnished property in a condition not suitable for its intended use;

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(3) A decrease in or substitution of Government-furnished property; or

(4) Failure to repair or replace Government property for which the Government is responsible.

(i) Final accounting and disposition of Government property. Upon completing this contract, or at such earlier dates as may be fixed by the Contracting Officer, the Contractor shall submit, in a form acceptable to the Contracting Officer, inventory schedules covering all items of Government property (including any resulting scrap) not consumed in performing this contract or delivered to the Government. The Contractor shall prepare for shipment, deliver f.o.b. origin, or dispose of the Government property as may be directed or authorized by the Contracting Officer. The net proceeds of any such disposal shall be credited to the contract price or shall be paid to the Government as the Contracting Officer directs.

(j) Abandonment and restoration of Contractor’s premises. Unless otherwise provided herein, the Government—

(1) May abandon any Government property in place, at which time all obligations of the Government regarding such abandoned property shall cease; and

(2) Has no obligation to restore or rehabilitate the Contractor’s premises under any circumstances (e.g., abandonment, disposition upon completion of need, or upon contract completion). However, if the Government-furnished property (listed in the Schedule or specifications) is withdrawn or is unsuitable for the intended use, or if other Government property is substituted, then the equitable adjustment under paragraph (h) of this clause may properly include restoration or rehabilitation costs.

(k) Communications. All communications under this clause shall be in writing.

(1) Overseas contracts. If this contract is to be performed outside of the United States of America, its territories, or possessions, the words “Government” and “Government-furnished” (wherever they appear in this clause) shall be construed as “United States Government” and “United States Government-furnished,” respectively.

(End of clause)

52.252-4          ALTERATIONS IN CONTRACT (APR 1984)

Portions of this contract are altered as follows:

(End of clause)

252.201-7000  CONTRACTING OFFICER’S REPRESENTATIVE (DEC 1991)

(a) “Definition. Contracting officer’s representative” means an individual designated in accordance with subsection 201.602-2 of the Defense Federal Acquisition Regulation Supplement and authorized in writing by the contracting officer to perform specific technical or administrative functions.

(b) If the Contracting Officer designates a contracting officer’s representative (COR), the Contractor will receive a copy of the written designation. It will specify the extent of the COR’s authority to act on behalf of the contracting officer. The COR is not authorized to make any commitments or changes that will affect price, quality, quantity, delivery, or any other term or condition of the contract.

(End of clause)

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252.204-7004  REQUIRED CENTRAL CONTRACTOR REGISTRATION (NOV 2001)

(a) Definitions.

As used in this clause—

(1) Central Contractor Registration (CCR) database means the primary DoD repository for contractor information required for the conduct of business with DoD.

(2) Data Universal Numbering System (DUNS) number means the 9-digit number assigned by Dun and Bradstreet Information Services to identify unique business entities.

(3) Data Universal Numbering System +4 (DUNS+4) number means the DUNS number assigned by Dun and Bradstreet plus a 4-digit suffix that may be assigned by a parent (controlling) business concern. This 4-digit suffix may be assigned at the discretion of the parent business concern for such purposes as identifying subunits or affiliates of the parent business concern.

(4) Registered in the CCR database means that all mandatory information, including the DUNS number or the DUNS+4 number, if applicable, and the corresponding Commercial and Government Entity (CAGE) code, is in the CCR database; the DUNS number and the CAGE code have been validated; and all edits have been successfully completed.

(b)(1) By submission of an offer, the offeror acknowledges the requirement that a prospective awardee must be registered in the CCR database prior to award, during performance, and through final payment of any contract resulting from this solicitation, except for awards to foreign vendors for work to be performed outside the United States.

(2) The offeror shall provide its DUNS or, if applicable, its DUNS+4 number with its offer, which will be used by the Contracting Officer to verify that the offeror is registered in the CCR database.

(3) Lack of registration in the CCR database will make an offeror ineligible for award.

(4) DoD has established a goal of registering an applicant in the CCR database within 48 hours after receipt of a complete and accurate application via the Internet. However, registration of an applicant submitting an application through a method other than the Internet may take upto 30 days. Therefore, offerors that are not registered should consider applying for registration immediately upon receipt of this solicitation.

(c) The Contractor is responsible for the accuracy and completeness of the data within the CCR, and for any liability resulting from the Government’s reliance on inaccurate or incomplete data. To remain registered in the CCR database after the initial registration, the Contractor is required to confirm on an annual basis that its information in the CCR database is accurate and complete.

(d) Offerors and contractors may obtain information on registration and annual confirmation requirements by calling 1-888-227-2423, or via the Internet at http://www.ccr.gov.

(End of clause)

DACW38-03-D-0002

252.212-7001  CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS APPLICABLE TO DEFENSE ACQUISITIONS OF COMMERCIAL ITEMS (APR 2002)

(a) The Contractor agrees to comply with the following Federal Acquisition Regulation (FAR) clause which, if checked, is included in this contract by reference to implement a provision of law applicable to acquisitions of commercial items or components.

☒            52.203-3 Gratuities (APR 1984) (10 U.S.C. 2207).

(b) The Contractor agrees to comply with any clause that is checked on the following list of Defense FAR Supplement clauses which, if checked, is included in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items or components.

NA     252.205-7000 Provision of Information to Cooperative Agreement Holders (DEC 1991) (10 U.S.C. 2416).

NA     252.206-7000 Domestic Source Restriction (DEC 1991) (10 U.S.C. 2304).

NA  252.219-7003 Small, Small Disadvantaged and Women-Owned Small Business Subcontracting Plan (DoD Contracts) (APR 1996) (15 U.S.C. 637).

NA  252.219-7004 Small, Small Disadvantaged and Women-Owned Small Business Subcontracting Plan (Test Program) (JUN 1997) (15 U.S.C. 637 note).

NA  252.225-7001 Buy American Act and Balance of Payment Program (MAR 1998) (41 U.S.C. 10a-10d, E.O. 10582).

☒    252.225-7007 Buy American Act—Trade Agreements—Balance of Payments Program (SEP 2001) (41 U.S.C. 10a-10d, 19 U.S.C. 2501-2518, and 19 U.S.C. 3301 note).

NA  252.225-7012 Preference for Certain Domestic Commodities (APR 2002) (10. U.S.C. 2533a).

NA  252.225-7014 Preference for Domestic Specialty Metals (MAR 1998) (10 U.S.C. 2533a).

NA  252.225-7015 Preference for Domestic Hand or Measuring Tools (DEC 1991) (10 U.S.C. 2533a).

NA  252.225-7016 Restriction on Acquisition of Ball and Roller Bearings (DEC 2000) (      Alternate I) (DEC 2000) (Section 8064 of Pub. L. 106-259).

NA  252.225-7021 Trade Agreements (SEP 2001) (19 U.S.C. 2501-2518 and 19 U.S.C. 3301 note).

NA  252.225-7027 Restriction on Contingent Fees for Foreign Military Sales (MAR 1998) (22 U.S.C. 2779).

NA  252.225-7028 Exclusionary Policies and Practices of Foreign Governments (DEC 1991) (22 U.S.C. 2755).

NA  252.225-7029 Preference for United States or Canadian Air Circuit Breakers (AUG 1998) (10 U.S.C. 2534(a)(3)).

NA  252.225-7036 Buy American Act—North American Free Trade Agreement Implementation Act—Balance of Payment Program (MAR 1998) (        Alternate I) (SEP 1999) (41 U.S.C. 10a-10d and 19 U.S.C. 3301 note).

DACW38-03-D-0002

NA  252.227-7015 Technical Data—Commercial Items (NOV 1995) (10 U.S.C. 2320).

NA  252.227-7037 Validation of Restrictive Markings on Technical Data (SEP 1999) (10 U.S.C. 2321).

☒    252.243-7002 Certification of Requests for Equitable Adjustment (MAR 1998) (10 U.S.C. 2410).

NA  252.247-7023 Transportation of Supplies by Sea (MAR 2000) (      Alternate I) (MAR 2000) (NA      Alternate II) (MAR 2000) (10 U.S.C. 2631).

NA  252.247-7024 Notification of Transportation of Supplies by Sea (MAR 2000) (10 U.S.C. 2631).

(c) In addition to the clauses listed in paragraph (e) of the Contract Terms and Conditions Required to Implement Statutes or Executive Orders—Commercial Items clause of this contract (Federal Acquisition Regulation 52.212-5), the Contractor shall include the terms of the following clauses, if applicable, in subcontracts for commercial items or commercial components, awarded at any tier under this contract:

252.225-7014 Preference for Domestic Specialty Metals, Alternate I (MAR 1998) (10 U.S.C. 2533a).

252.247-7023 Transportation of Supplies by Sea (10 U.S.C. 263l). 252.247-7024 Notification of Transportation of Supplies by Sea (MAR 2000) (10 U.S.C. 2631).

252.247-7024 Notification of Transportation of Supplies by Sea (MAR 2000) (10 U.S.C. 2631)

(End of clause)

252.219-7009  SECTION 8(A) DIRECT AWARD (MAR 2002)

(a) This contract is issued as a direct award between the contracting office and the 8(a) Contractor pursuant to the Partnership Agreement dated February 1, 2002, between the Small Business Administration (SBA) and the Department of Defense. Accordingly, the SBA, even if not identified in Section A of this contract, is the prime contractor and retains responsibility for 8(a) certification, for 8(a) eligibility determinations and related issues, and for providing counseling and assistance to the 8(a) Contractor under the 8(a) Program. The cognizant SBA district office is:

U. S. SMALL BUSINESS ADMINISTRATION

ATTN: E. C. COFFERY

NEW ORLEANS DISTRICT OFFICE

356 CANAL STREET

NEW ORLEANS, LA 70130

(b) The contracting office is responsible for administering the contract and for taking any action on behalf of the Government under the terms and conditions of the contract; provided that the contracting office shall give advance notice to the SBA before it issues a final notice terminating performance, either in whole or in part, under the contract. The contracting office also shall coordinate with the SBA prior to processing any novation agreement. The contracting office may assign contract administration functions to a contract administration office.

(c) The Contractor agrees that—

(I) It will notify the Contracting Officer, simultaneous with its notification to the SBA (as required by SBA’s 8(a) regulations at 13 CFR 124.308), when the owner or owners upon whom 8(a) eligibility is based plan to relinquish ownership or control of the concern. Consistent with Section 407 of Pub. L. 100-656, transfer of ownership or control shall result in termination of the contract for convenience, unless the SBA waives the requirement for termination prior to the actual relinquishing of ownership and control; and

DACW38-03-D-0002

(2) It will not subcontract the performance of any of the requirements of this contract without the prior written approval of the SBA and the Contracting Officer.

(End of Clause)

252.219-7010  ALTERNATE A (JUN 1998)

(a) Offers are solicited only from small business concerns expressly certified by the Small Business Administration (SBA) for participation in the SBA’s 8(a) Program and which meet the following criteria at the time of submission of offer—

(1) The Offeror is in conformance with the 8(a) support limitation set forth in its approved business plan; and

(2) The Offeror is in conformance with the Business Activity Targets set forth in its approved business plan or any remedial action directed by the SBA.

(b) By submission of its offer, the Offeror represents that it meets all of the criteria set forth in paragraph (a) of this clause.

(c) Any award resulting from this solicitation will be made directly by the Contracting Officer to the successful 8(a) offeror selected through the evaluation criteria set forth in this solicitation.

(d)(l) Agreement. A small business concern submitting an offer in its own name agrees to furnish, in performing the contract, only end items manufactured or produced by small business concerns in the United States. The term “United States” includes its territories and possessions, the Commonwealth of Puerto Rico, the trust territory of the Pacific Islands, and the District of Columbia.  If this procurement is processed under simplified acquisition procedures and the total amount of this contract does not exceed $25,000, a small business concern may furnish the product of any domestic firm.  This subparagraph does not apply in connection with construction or service contracts.

(2) The PARAGON SYSTEMS, INC. will notify the U. S. ARMY CORPS OF ENGINEERS, VICKSBURG DISTRICT Contracting Officer in writing immediately upon entering an agreement (either oral or written) to transfer all or part of its stock or other ownership interest to any other party.

(End of clause)

DACW38-03-D-0002

APPENDICES

A.            Contract Administration Data

B.            Wage Determination

C             Chapter 3, Individual Reliability Program

D.            Physical Fitness Test

E.             NRA Distinguished Expert Qualification Course

F.             NRA Basic Police Firearms Course

DACW38-03-D-0002

APPENDIX A

CONTRACT ADMINISTRATIVE DATA

Invoice Submission.  Invoices initiated for payment under this contract shall be submitted to:

The original and one copy of each invoice shall be concurrently furnished to:

U.S. Army Corps of Engineers

Attention: CEMVK-PM

4155 Clay Street

Vicksburg, Mississippi 39183-3435

Payment to the Contractor will be made by:

USACE Finance Center

ATTN: CEFC-AO-P

5722 Integrity Drive

Millington, Tennessee 38054-5005

DESIGNATED BILLING OFFICE. The designated billing office for this contract shall be:

U.S. Army Corps of Engineers

Attention: CEMVK-PM

4155 Clay Street

Vicksburg, Mississippi 39183-3435

DACW38-03-D-0002

APPENDIX B

WAGE DETERMINATION NO: 94-2298 REV (14) AREA: MS, JACKSON

WAGE DETERMINATION NO: 94-2298 REV (14) AREA: MS, JACKSON
REGISTER OF WAGE DETERMINATIONS UNDER		U.S. DEPARTMENT OF LABOR
***FOR OFFICIAL USE ONLY BY FEDERAL AGENCIES PARTICIPATING IN MOU WITH DOL***
WASHINGTON D.C. 20210

William W. Gross	Division of	Wage Determination No.:	1994-2298
Director	Wage Determinations	Revision No.:	14
		Date Of Last Revision:	03/08/2002

State: Mississippi

Area: Mississippi Counties of Adams, Amite, Attala, Claiborne, Copiah, Covington, Franklin, Hinds, Holmes, Humphreys, Issaquena, Jefferson, Jefferson Davis, Lamar, Lawrence, Leake, Lincoln, Madison, Marion, Pike, Rankin, Scott, Sharkey, Simpson, Smith, Walthall, Warren, Wilkinson, Yazoo

**Fringe Benefits Required Follow the Occupational Listing**

OCCUPATION TITLE	MINIMUM WAGE RATE
Administrative Support and Clerical Occupations
Accounting Clerk I	8.84
Accounting Clerk II	10.71
Accounting Clerk III	14.00
Accounting Clerk IV	16.68
Court Reporter	10.38
Dispatcher, Motor Vehicle	10.51
Document Preparation Clerk	7.75
Duplicating Machine Operator	10.27
Film/Tape Librarian	7.54
General Clerk I	8.01
General Clerk II	9.81
General Clerk III	10.69
General Clerk IV	11.99
Housing Referral Assistant	14.36
Key Entry Operator I	9.66
Key Entry Operator II	9.82
Messenger (Courier)	7.16
Order Clerk I	8.84
Order Clerk II	10.71
Personnel Assistant (Employment) I	9.90
Personnel Assistant (Employment) II	12.62
Personnel Assistant (Employment) III	13.75
Personnel Assistant (Employment) IV	15.44
Production Control Clark	11.62
Rental Clerk	8.51
Scheduler, Maintenance	10.60
Secretary I	10.60
Secretary II	11.76
Secretary III	18.27
Secretary IV	18.49
Secretary V	18.74
Service Order Dispatcher	9.21
Stenographer I	10.70
Stenographer II	11.35
Supply Technician	13.04
Survey Worker (Interviewer)	10.86
Switchboard Operator-Receptionist	9.96
Test Examiner	11.76
Test Proctor	11.76
Travel Clerk I	8.70
Travel Clerk II	9.11
Travel Clerk III	9.56
Word Processor I	8.88
Word Processor II	11.66
Word Processor III	11.91

DACW38-03-D-0002

APPENDIX B

Automatic Data Processing Occupations
Computer Data Librarian	8.24
Computer Operator I	10.43
Computer Operator II	15.62
Computer Operator III	19.22
Computer Operator IV	24.55
Computer Operator V	27.20
Computer Programmer I (1)	14.34
Computer Programmer II (1)	16.90
Computer Programmer III (1)	21.80
Computer Programmer IV (1)	25.36
Computer Systems Analyst I (1)	22.14
Computer Systems Analyst II (1)	27.62
Computer Systems Analyst III (1)	27.62
Peripheral Equipment Operator	10.93
Automotive Service Occupations
Automotive Body Repairer, Fiberglass	16.14
Automotive Glass Installer	14.52
Automotive Worker	14.52
Electrician, Automotive	15.33
Mobile Equipment Servicer	12.75
Motor Equipment Metal Mechanic	16.14
Motor Equipment Metal Worker	14.52
Motor Vehicle Mechanic	15.53
Motor Vehicle Mechanic Helper	11.78
Motor Vehicle Upholstery Worker	13.56
Motor Vehicle Wrecker	14.52
Painter, Automotive	15.33
Radiator Repair Specialist	14.52
Tire Repairer	12.92
Transmission Repair Specialist	16.14
Food Preparation and Service Occupations
Baker	9.44
Cook I	8.12
Cook II	9.23
Dishwasher	6.12
Food Service Worker	6.53
Meat Cutter	11.67
Waiter/Waitress	6.19
Furniture Maintenance and Repair Occupations
Electrostatic Spray Painter	15.33
Furniture Handler	9.68
Furniture Refinisher	15.33
Furniture Refinisher Helper	11.79
Furniture Repairer, Minor	13.56
Upholsterer	15.33
General Services and Support Occupations
Cleaner, Vehicles	7.00
Elevator Operator	7.00
Gardener	10.27
House Keeping Aid I	6.52
House Keeping Aid II	7.25
Janitor	7.00
Laborer, Grounds Maintenance	7.00
Maid or Houseman	6.52
Pest Controller	9.48
Refuse Collector	6.08
Tractor Operator	9.50
Window Cleaner	7.83
Health Occupations
Dental Assistant	10.93
Emergency Medical Technician (EMT)/Paramedic/Ambulance Driver	11.24
Licensed Practical Nurse I	10.73
Licensed Practical Nurse II	12.04
Licensed Practical Nurse III	13.46
Medical Assistant	10.58
Medical Laboratory Technician	11.24

DACW38-03-D-0002

APPENDIX B

Medical Record Clerk	10.55
Medical Record Technician	13.54
Nursing Assistant I	7.85
Nursing Assistant II	8.82
Nursing Assistant III	9.63
Nursing Assistant IV	10.80
Pharmacy Technician	12.19
Phlebotomist	11.24
Registered Nurse I	15.75
Registered Nurse II	19.28
Registered Nurse II, Specialist	19.28
Registered Nurse III	23.33
Registered Nurse III, Anesthetist	23.33
Registered Nurse IV	27.94
Information and Arts Occupations
Audiovisual Librarian	16.34
Exhibits Specialist I	12.99
Exhibits Specialist II	14.64
Exhibits Specialist III	18.30
Illustrator I	12.99
Illustrator II	14.64
Illustrator III	18.30
Librarian	15.79
Library Technician	9.44
Photographer I	12.42
Photographer II	14.01
Photographer III	16.88
Photographer IV	21.41
Photographer V	25.89
Laundry, Dry Cleaning, Pressing and Related Occupations
Assembler	7.05
Counter Attendant	7.05
Dry Cleaner	7.49
Finisher, Flatwork, Machine	7.05
Presser, Hand	7.05
Presser, Machine, Drycleaning	7.05
Presser, Machine, Shirts	6.85
Presser, Machine, Wearing Apparel, Laundry	6.85
Sewing Machine Operator	8.69
Tailor	9.10
Washer, Machine	7.46
Machine Tool Operation and Repair Occupations
Machine-Tool Operator (Toolroom)	15.32
Tool and Die Maker	18.56
Material Handling and Packing Occupations
Forklift Operator	10.78
Fuel Distribution System Operator	13.99
Material Coordinator	11.62
Material Expediter	11.62
Material Handling Laborer	8.94
Order Filler	9.08
Production Line Worker (Food Processing)	9.26
Shipping Packer	11.70
Shipping/Receiving Clerk	10.14
Stock Clerk (Shelf Stocker; Store Worker II)	10.26
Store Worker I	7.94
Tools and Parts Attendant	13.37
Warehouse Specialist	9.68
Mechanics and Maintenance and Repair Occupations
Aircraft Mechanic	16.87
Aircraft Mechanic Helper	12.31
Aircraft Quality Control Inspector	17.71
Aircraft Servicer	14.17
Aircraft Worker	15.18
Appliance Mechanic	15.98
Bicycle Repairer	12.32
Cable Splicer	16.14
Carpenter, Maintenance	15.33
Carpet Layer	14.52

DACW38-03-D-0002

APPENDIX B

Electrician, Maintenance	22.67
Electronics Technician, Maintenance I	16.50
Electronics Technician, Maintenance II	17.35
Electronics Technician, Maintenance III	18.30
Fabric Worker	13.56
Fire Alarm System Mechanic	16.14
Fire Extinguisher Repairer	13.18
Fuel Distribution System Mechanic	16.14
General Maintenance Worker	14.52
Heating, Refrigeration and Air Conditioning Mechanic	17.19
Heavy Equipment Mechanic	16.14
Heavy Equipment Operator	16.14
Instrument Mechanic	16.14
Laborer	7.00
Locksmith	15.33
Machinery Maintenance Mechanic	16.14
Machinist, Maintenance	16.14
Maintenance Trades Helper	11.78
Millwright	16.14
Office Appliance Repairer	15.33
Painter, Aircraft	15.33
Painter, Maintenance	15.33
Pipefitter, Maintenance	16.14
Plumber, Maintenance	15.33
Pneudraulic Systems Mechanic	16.14
Rigger	16.14
Scale Mechanic	14.52
Sheet-Metal Worker, Maintenance	16.14
Small Engine Mechanic	14.52
Telecommunication Mechanic I	17.94
Telecommunication Mechanic II	18.83
Telephone Lineman	17.94
Welder, Combination, Maintenance	16.14
Well Driller	16.14
Woodcraft Worker	16.14
Woodworker	13.97
Miscellaneous Occupations
Animal Caretaker	6.36
Carnival Equipment Operator	8.71
Carnival Equipment Repairer	9.41
Carnival Worker	6.41
Cashier	6.83
Desk Clerk	7.60
Embalmer	17.93
Lifeguard	7.96
Mortician	17.93
Park Attendant (Aide)	10.04
Photofinishing Worker (Photo Lab Tech., Darkroom Tech)	7.88
Recreation Specialist	10.17
Recycling Worker	7.51
Sales Clerk	7.96
School Crossing Guard (Crosswalk Attendant)	6.36
Sport Official	6.92
Survey Party Chief (Chief of Party)	9.69
Surveying Aide	7.05
Surveying Technician (Instr. Person/Surveyor Asst./lnstr.)	8.81
Swimming Pool Operator	10.61
Vending Machine Attendant	8.64
Vending Machine Repairer	10.61
Vending Machine Repairer Helper	8.64
Personal Needs Occupations
Child Care Attendant	6.76
Child Care Center Clerk	8.46
Chore Aid	5.86
Homemaker	10.32
Plant and System Operation Occupations
Boiler Tender	16.14
Sewage Plant Operator	15.33
Stationary Engineer	16.14

DACW38-03-D-0002

APPENDIX B

Ventilation Equipment Tender	11.78
Water Treatment Plant Operator	15.33
Protective Service Occupations
Alarm Monitor	9.57
Corrections Officer	10.59
Court Security Officer	12.50
Detention Officer	12.50
Firefighter	14.40
Guard I	7.11
Guard II	10.45
Police Officer	14.75
Stevedoring/Longshoremen Occupations
Blocker and Bracer	11.35
Hatch Tender	11.35
Line Handler	11.35
Stevedore I	9.68
Stevedore II	11.99
Technical Occupations
Air Traffic Control Specialist, Center (2)	28.21
Air Traffic Control Specialist, Station (2)	19.46
Air Traffic Control Specialist, Terminal (2)	21.43
Archeological Technician I	10.06
Archeological Technician II	11.09
Archeological Technician III	13.74
Cartographic Technician	13.74
Civil Engineering Technician	13.87
Computer Based Training (CBT) Specialist/ Instructor	20.98
Drafter I	13.58
Drafter II	15.25
Drafter III	19.14
Drafter IV	23.69
Engineering Technician I	8.01
Engineering Technician II	9.00
Engineering Technician III	10.06
Engineering Technician IV	12.46
Engineering Technician V	17.98
Engineering Technician VI	19.79
Environmental Technician	13.60
Flight Simulator/Instructor (Pilot)	26.21
Graphic Artist	15.86
Instructor	17.69
Laboratory Technician	12.27
Mathematical Technician	11.95
Paralegal/Legal Assistant I	13.31
Paralegal/Legal Assistant II	19.07
Paralegal/Legal Assistant III	23.33
Paralegal/Legal Assistant IV	28.22
Photooptics Technician	12.57
Technical Writer	20.25
Unexploded (UXO) Safety Escort	17.93
Unexploded (UXO) Sweep Personnel	17.93
Unexploded Ordnance (UXO) Technician I	17.93
Unexploded Ordnance (UXO) Technician II	21.70
Unexploded Ordnance (UXO) Technician III	26.01
Weather Observer, Combined Upper Air and Surface Programs (3)	16.33
Weather Observer, Senior (3)	18.53
Weather Observer, Upper Air (3)	16.33
Transportation/ Mobile Equipment Operation Occupations
Bus Driver	11.00
Parking and Lot Attendant	6.69
Shuttle Bus Driver	8.59
Taxi Driver	7.01
Truckdriver, Heavy Truck	12.52
Truckdriver, Light Truck	9.82
Truckdriver, Medium Truck	10.51
Truckdriver, Tractor-Trailer	12.52

ALL OCCUPATIONS LISTED ABOVE RECEIVE THE FOLLOWING BENEFITS:

DACW38-03-D-0002

APPENDIX B

HEALTH & WELFARE: Life, accident, and health insurance plans, sick leave, pension plans, civic and personal leave, severance pay, and savings and thrift plans.  Minimum employer contributions costing an average of $2.56 per hour-computed on the basis of all hours worked by service employees employed on the contract.

VACATION:  2 weeks paid vacation after 1 year of service with a contractor or successor; 3 weeks after 8 years, and 4 weeks after 20 years. Length of service includes the whole span of continuous service with the present contractor or successor, wherever employed, and with the predecessor contractors in the performance of similar work at the same Federal facility.  (Reg. 29 CFR 4.173)

HOLIDAYS: A minimum of ten paid holidays per year:  New Year’s Day, Martin Luther King Jr.’s Birthday, Washington’s Birthday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans’ Day, Thanksgiving Day, and Christmas Day.  (A contractor may substitute for any of the named holidays another day off with pay in accordance with a plan communicated to the employees involved.)  (See 29 CFR 4.174)

THE OCCUPATIONS WHICH HAVE PARENTHESES AFTER THEM RECEIVE THE FOLLOWING BENEFITS (as numbered):

1)     Does not apply to employees employed in a bona fide executive, administrative, or professional capacity as defined and delineated in 29 CFR 541.   (See CFR 4.156)

2)     APPLICABLE TO AIR TRAFFIC CONTROLLERS ONLY - NIGHT DIFFERENTIAL:  An employee is entitled to pay for all work performed between the hours of 6:00 P.M. and 6:00 A.M. at the rate of basic pay plus a night pay differential amounting to 10 percent of the rate of basic pay.

3)     WEATHER OBSERVERS - NIGHT PAY & SUNDAY PAY:  If you work at night as part of a regular tour of duty, you will earn a night differential and receive an additional 10% of basic pay for any hours worked between 6pm and 6am.  If you are a full-time employed (40 hours a week) and Sunday is part of your regularly scheduled workweek, you are paid at your rate of basic pay plus a Sunday premium of 25% of your basic rate for each hour of Sunday work which is not overtime (i.e. occasional work on Sunday outside the normal tour of duty is considered overtime work).

HAZARDOUS PAY DIFFERENTIAL: An 8 percent differential is applicable to employees employed in a position that represents a high degree of hazard when working with or in close proximity to ordinance, explosives, and incendiary materials.  This includes work such as screening, blending, dying, mixing, and pressing of sensitive ordance, explosives, and pyrotechnic compositions such as lead azide, black powder and photoflash powder.  All dry-house activities involving propellants or explosives. Demilitarization, modification, renovation, demolition, and maintenance operations on sensitive ordnance, explosives and incendiary materials. All operations involving regrading and cleaning of artillery ranges. A 4 percent differential is applicable to employees employed in a position that represents a low degree of hazard when working with, or in close proximity to ordance, (or employees possibly adjacent to) explosives and incendiary materials which involves potential injury such as laceration of hands, face, or arms of the employee engaged in the operation, irritation of the skin, minor burns and the like; minimal damage to immediate or adjacent work area or equipment being used.  All operations involving, unloading, storage, and hauling of ordance, explosive, and incendiary ordnance material other than small arms ammunition.  Those differentials are only applicable to work that has been specifically designated by the agency for ordance, explosives, and incendiary material differential pay.

** UNIFORM ALLOWANCE **

If employees are required to wear uniforms in the performance of this contract (either by the terms of the Government contract, by the employer, by the state or local law, etc.), the cost of furnishing such uniforms and maintaining (by laundering or dry cleaning) such uniforms is an expense that may not be borne by an employee where such cost reduces the hourly rate below that required by the wage determination. The Department of Labor will accept payment in accordance with the following standards as compliance:

The contractor or subcontractor is required to furnish all employees with an adequate number of uniforms without cost or to reimburse employees for the actual cost of the uniforms.  In addition, where uniform cleaning and maintenance is made the responsibility of the employee, all contractors and subcontractors subject to this wage determination shall (in the absence of a bona fide collective bargaining agreement providing for a different amount, or the furnishing of contrary affirmative proof as to the actual cost), reimburse all employees for such cleaning and maintenance at a rate of $3.35 per week (or $.67 cents per-day).  However, in those instances where the uniforms furnished are made of “wash and wear” materials, may be routinely washed and dried with other personal garments, and do not require any special treatment such as dry cleaning, daily washing, or commercial laundering in order to meet the cleanliness or appearance standards set by the terms of the Government contract, by the contractor, by law, or by the nature of the work, there is no requirement that employees be reimbursed for uniform maintenance costs.

** NOTES APPLYING TO THIS WAGE DETERMINATION **

Source of Occupational Title and Descriptions:

The duties of employees under job titles listed are those described in the “Service

DACW38-03-D-0002

APPENDIX B

Contract Act Directory of Occupations,” Fourth Edition, January 1993, as amended by the Third Supplement, dated March 1997, unless otherwise indicated.  This publication may be obtained from the Superintendent of Documents, at 202-783-3238, or by writing to the Superintendent of Documents, U.S. Government Printing Office, Washington, D.C. 20402. Copies of specific job descriptions may also be obtained from the appropriate contracting officer.

REQUEST FOR AUTHORIZATION OF ADDITIONAL CLASSIFICATION AND WAGE RATE (Standard Form 1444 (SF 1444))

Conformance process:

The contracting officer shall require that any class of service employee which is not listed herein and which is to be employed under the contract (i.e., the work to be performed is not performed by any classification listed in the wage determination), be classified by the contractor so as to provide a reasonable relationship (i.e., appropriate level of skill comparison) between such unlisted classifications and the classifications listed in the wage determination.  Such conformed classes of employees shall be paid the monetary wages and furnished the fringe benefits as are determined.  Such conforming process shall be initiated by the contractor prior to the performance of contract work by such unlisted class(es) of employees.  The conformed classification, wage rate, and/or fringe benefits shall be retroactive to the commencement date of the contract. (See Section 4.6 (C)(vi)) When multiple wage determinations are included in a contract, a separate SF 1444 should be prepared for each wage determination to which a class(es) is to be conformed.

The process for preparing a conformance request is as follows:

1)     When preparing the bid, the contractor identifies the need for a conformed occupation (s) and computes a proposed rate(s).

2)     After contract award, the contractor prepares a written report listing in order proposed classification title(s), a Federal grade equivalency (FGE) for each proposed classification(s), job description(s), and rationale for proposed wage rate(s), including information regarding the agreement or disagreement of the authorized representative of the employees involved, or where there is no authorized representative, the employees themselves. This report should be submitted to the contracting officer no later than 30 days after such unlisted class(es) of employees performs any contract work.

3)     The contracting officer reviews the proposed action and promptly submits a report of the action, together with the agency’s recommendations and pertinent information including the position of the contractor and the employees, to the wage and Hour Division, Employment Standards Administration, U.S. Department of Labor, for review.  (See section 4.6(b)(2) of Regulations 29 CFR Part 4).

4)     Within 30 days of receipt, the Wage and Hour Division approves, modifies, or disapproves the action via transmittal to the agency contracting officer, or notifies the contracting officer that additional time will be required to process the request.

5)     The contracting officer transmits the Wage and Hour decision to the contractor.

6)     The contractor informs the affected employees.

Information required by the Regulations must be submitted on SF 1444 or bond paper.

When preparing a conformance request, the “Service Contract Act Directory of Occupations” (the Directory) should be used to compare job definitions to insure that duties requested are not performed by a classification already listed in the wage determination. Remember, it is not the job title, but the required tasks that determine whether a class is included in an established wage determination.  Conformances may not be used to artificially split, combine, or subdivide classifications listed in the wage determination.

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APPENDIX B

WAGE DETERMINATION NO: 94-2230 REV (14) AREA: LA, ALEXANDRIA

WAGE DETERMINATION NO: 94-2230 REV (14) AREA: LA, ALEXANDRIA
REGISTER OF WAGE DETERMINATIONS UNDER		U.S. DEPARTMENT OF LABOR
***FOR OFFICIAL USE ONLY BY FEDERAL AGENCIES PARTICIPATING IN MOU WITH DOL***
WASHINGTON D.C. 20210

William W.Gross	Division of	Wage Determination No.:	1994-2230
Director	Wage Determinations	Revision No.:	14
		Date Of Last Revision:	04/15/2002

State: Louisiana

Area: Louisiana Parishes of Acadia, Allen, Avoyelles, Beauregard, Caldwell, Catahoula, Concordia, Evangeline, Franklin, Grant, La Salle, Natchitoches, Rapides, Sabine, Tensas, Vernon, Winn

**Fringe Benefits Required Follow the Occupational Listing**

OCCUPATION TITLE	MINIMUM WAGE RATE
Administrative Support and Clerical Occupations
Accounting Clerk I	9.27
Accounting Clerk II	10.44
Accounting Clerk III	13.67
Accounting Clerk IV	14.88
Court Reporter	12.66
Dispatcher, Motor Vehicle	8.78
Document Preparation Clerk	9.17
Duplicating Machine Operator	9.21
Film/Tape Librarian	12.02
General Clerk I	8.13
General Clerk II	9.00
General Clerk III	9.30
General Clerk IV	11.75
Housing Referral Assistant	14.05
Key Entry Operator I	8.23
Key Entry Operator II	10.44
Messenger (Courier)	7.31
Order Clerk I	10.11
Order Clerk II	11.95
Personnel Assistant (Employment) I	8.62
Personnel Assistant (Employment) II	10.25
Personnel Assistant (Employment) III	11.48
Personnel Assistant (Employment) IV	14.21
Production Control Clerk	13.03
Rental Clerk	10.95
Scheduler, Maintenance	10.33
Secretary I	11.30
Secretary II	12.55
Secretary III	14.59
Secretary IV	16.21
Secretary V	17.65
Service Order Dispatcher	13.82
Stenographer I	9.47
Stenographer II	10.12
Supply Technician	13.81
Survey Worker (Interviewer)	12.21
Switchboard Operator-Receptionist	8.28
Test Examiner	12.21
Test Proctor	12.21
Travel Clerk I	8.55
Travel Clerk II	9.25
Travel Clerk III	9.70
Word Processor I	8.79
Word Processor II	9.91
Word Processor III	10.99
Automatic Data Processing Occupations

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APPENDIX B

Computer Data Librarian	8.17
Computer Operator I	9.44
Computer Operator II	11.36
Computer Operator III	13.64
Computer Operator IV	15.14
Computer Operator V	16.81
Computer Programmer I (1)	13.99
Computer Programmer II (1}	17.34
Computer Programmer III (1)	20.87
Computer Programmer IV (1)	21.91
Computer Systems Analyst I (1)	15.96
Computer Systems Analyst II (1)	18.92
Computer Systems Analyst III (1)	21.75
Peripheral Equipment Operator	10.03
Automotive Service Occupations
Automotive Body Repairer, Fiberglass	14.50
Automotive Glass Installer	12.76
Automotive Worker	12.76
Electrician, Automotive	13.63
Mobile Equipment Servicer	11.17
Motor Equipment Metal Mechanic	14.50
Motor Equipment Metal Worker	13.15
Motor Vehicle Mechanic	14.50
Motor Vehicle Mechanic Helper	10.15
Motor Vehicle Upholstery Worker	12.04
Motor Vehicle Wrecker	12.75
Painter, Automotive	13.63
Radiator Repair Specialist	12.76
Tire Repairer	10.79
Transmission Repair Specialist	14.50
Food Preparation and Service Occupations
Baker	11.30
Cook I	8.41
Cook II	10.23
Dishwasher	6.63
Food Service Worker	6.42
Meat Cutter	10.23
Waiter/Waitress	7.04
Furniture Maintenance and Repair Occupations
Electrostatic Spray Painter	13.63
Furniture Handler	9.68
Furniture Refinisher	13.63
Furniture Refinisher Helper	10.15
Furniture Repairer, Minor	12.04
Upholsterer	13.63
General Services and Support Occupations
Cleaner, Vehicles	7.15
Elevator Operator	7.95
Gardener	8.42
House Keeping Aid I	6.49
House Keeping Aid II	7.14
Janitor	7.32
Laborer, Grounds Maintenance	7.54
Maid or Houseman	6.17
Pest Controller	10.65
Refuse Collector	8.31
Tractor Operator	6.74
Window Cleaner	8.14
Health Occupations
Dental Assistant	10.93
Emergency Medical Technician (EMT)/Paramedic/Ambulance Driver	11.94
Licensed Practical Nurse I	10.51
Licensed Practical Nurse II	11.80
Licensed Practical Nurse III	13.19
Medical Assistant	10.75
Medical Laboratory Technician	11.84
Medical Record Clerk	9.77
Medical Record Technician	13.54
Nursing Assistant I	7.10

DACW38-03-D-0002

APPENDIX B

Nursing Assistant II	7.98
Nursing Assistant III	8.71
Nursing Assistant IV	9.77
Pharmacy Technician	12.19
Phlebotomist	11.86
Registered Nurse I	16.37
Registered Nurse II	20.02
Registered Nurse II, Specialist	20.02
Registered Nurse III	24.24
Registered Nurse III, Anesthetist	24.24
Registered Nurse IV	29.05
Information and Arts Occupations
Audiovisual Librarian	16.59
Exhibits Specialist I	11.61
Exhibits Specialist II	13.85
Exhibits Specialist III	17.78
Illustrator I	11.61
Illustrator II	13.85
Illustrator III	17.78
Librarian	17.82
Library Technician	11.35
Photographer I	10.20
Photographer II	12.18
Photographer III	15.62
Photographer IV	17.35
Photographer V	19.26
Laundry, Dry Cleaning, Pressing and Related Occupations
Assembler	6.20
Counter Attendant	6.20
Dry Cleaner	7.37
Finisher, Flatwork, Machine	6.20
Presser, Hand	6.20
Presser, Machine, Drycleaning	6.20
Presser, Machine, Shirts	6.20
Pressser, Machine, Wearing Apparel, Laundry	6.20
Sewing Machine Operator	7.75
Tailor	8.56
Washer, Machine	6.96
Machine Tool Operation and Repair Occupations
Machine-Tool Operator (Toolroom)	13.63
Tool and Die Maker	16.99
Material Handling and Packing Occupations
Forklift Operator	10.97
Fuel Distribution System Operator	13.52
Material Coordinator	9.30
Material Expediter	9.30
Material Handling Laborer	9.84
Order Filler	9.02
Production Line Worker (Food Processing)	9.30
Shipping Packer	9.42
Shipping/Receiving Clerk	10.21
Stock Clerk (Shelf Stocker; Store Worker II)	10.40
Store Worker I	8.41
Tools and Parts Attendant	10.12
Warehouse Specialist	8.95
Mechanics and Maintenance and Repair Occupations
Aircraft Mechanic	18.34
Aircraft Mechanic Helper	11.67
Aircraft Quality Control Inspector	17.64
Aircraft Servicer	13.84
Aircraft Worker	14.68
Appliance Mechanic	13.63
Bicycle Repairer	10.79
Cable Splicer	15.95
Carpenter, Maintenance	13.63
Carpet Layer	12.76
Electrician, Maintenance	16.55
Electronics Technician, Maintenance I	14.68

DACW38-03-D-0002

APPENDIX B

Electronics Technician, Maintenance II	15.94
Electronics Technician, Maintenance III	17.37
Fabric Worker	11.37
Fire Alarm System Mechanic	14.50
Fire Extinguisher Repairer	11.17
Fuel Distribution System Mechanic	14.50
General Maintenance Worker	13.19
Heating, Refrigeration and Air Conditioning Mechanic	14.50
Heavy Equipment Mechanic	16.93
Heavy Equipment Operator	14.50
Instrument Mechanic	16.67
Laborer	9.67
Locksmith	13.63
Machinery Maintenance Mechanic	14.50
Machinist, Maintenance	14.50
Maintenance Trades Helper	11.17
Millwright	14.50
Office Appliance Repairer	13.63
Painter, Aircraft	13.63
Painter, Maintenance	13.63
Pipefitter, Maintenance	15.84
Plumber, Maintenance	14.99
Pneudraulic Systems Mechanic	14.50
Rigger	14.50
Scale Mechanic	13.15
Sheet-Metal Worker, Maintenance	14.50
Small Engine Mechanic	12.70
Telecommunication Mechanic I	14.79
Telecommunication Mechanic II	17.64
Telephone Lineman	16.68
Welder, Combination, Maintenance	14.50
Well Driller	14.50
Woodcraft Worker	14.50
Woodworker	11.17
Miscellaneous Occupations
Animal Caretaker	7.62
Carnival Equipment Operator	10.29
Carnival Equipment Repairer	11.33
Carnival Worker	7.27
Cashier	7.05
Desk Clerk	8.63
Embalmer	17.93
Lifeguard	9.42
Mortician	17.74
Park Attendant (Aide)	11.84
Photofinishing Worker (Photo Lab Tech., Darkroom Tech)	9.42
Recreation Specialist	11.97
Recycling Worker	7.92
Sales Clerk	8.50
School Crossing Guard [Crosswalk Attendant)	6.52
Sport Official	9.42
Survey Party Chief (Chief of Party)	12.87
Surveying Aide	7.93
Surveying Technician (Instr. Person/Surveyor Asst./Instr.)	11.70
Swimming Pool Operator	7.35
Vending Machine Attendant	7.13
Vending Machine Repairer	8.45
Vending Machine Repairer Helper	7.13
Personal Needs Occupations
Child Care Attendant	9.49
Child Care Center Clerk	11.84
Chore Aid	6.88
Homemaker	11.98
Plant and System Operation Occupations
Boiler Tender	15.68
Sewage Plant Operator	15.68
Stationary Engineer	14.50
Ventilation Equipment Tender	11.19
Water Treatment Plant Operator	16.68

DACW38-03-D-0002

APPENDIX B

Protective Service Occupations
Alarm Monitor	9.57
Corrections Officer	12.33
Court Security Officer	12.62
Detention Officer	12.62
Firefighter	12.62
Guard I	7.43
Guard II	9.36
Police Officer	14.75
Stevedoring/Longshoremen Occupations
Blocker and Bracer	12.14
Hatch Tender	12.14
Line Handler	12.14
Stevedore I	10.31
Stevedore II	11.71
Technical Occupations
Air Traffic Control Specialist, Center (2)	28.21
Air Traffic Control Specialist, Station (2)	19.46
Air Traffic Control Specialist, Terminal (2)	21.43
Archeological Technician I	12.79
Archeological Technician II	14.39
Archeological Technician III	17.78
Cartographic Technician	17.45
Civil Engineering Technician	16.16
Computer Based Training (CBT) Specialist/ Instructor	15.64
Drafter I	9.69
Drafter II	11.61
Drafter III	13.85
Drafter IV	17.78
Engineering Technician I	10.13
Engineering Technician II	12.13
Engineering Technician III	14.48
Engineering Technician IV	18.58
Engineering Technician V	22.84
Engineering Technician VI	28.11
Environmental Technician	17.78
Flight Simulator/Instructor (Pilot)	18.92
Graphic Artist	14.49
Instructor	13.81
Laboratory Technician	11.84
Mathematical Technician	16.78
Paralegal/Legal Assistant I	13.43
Paralegal/Legal Assistant II	17.25
Paralegal/Legal Assistant III	19.68
Paralegal/Legal Assistant IV	23.81
Photooptics Technician	16.29
Technical Writer	18.30
Unexploded (UXO) Safety Escort	17.93
Unexploded (UXO) Sweep Personnel	17.93
Unexploded Ordnance (UXO) Technician I	17.93
Unexploded Ordnance (UXO) Technician II	21.70
Unexploded Ordnance (UXO) Technician III	26.01
Weather Observer, Combined Upper Air and Surface Programs (3)	13.06
Weather Observer, Senior (3)	17.51
Weather Observer, Upper Air (3)	13.06
Transportation/ Mobile Equipment Operation Occupations
Bus Driver	9.68
Parking and Lot Attendant	6.16
Shuttle Bus Driver	10.21
Taxi Driver	8.41
Truckdriver, Heavy Truck	13.97
Truckdriver, Light Truck	10.21
Truckdriver, Medium Truck	11.09
Truckdriver, Tractor-Trailer	13.97

ALL OCCUPATIONS LISTED ABOVE RECEIVE THE FOLLOWING BENEFITS:

HEALTH & WELFARE: Life, accident, and health insurance plans, sick leave, pension plans, civic and personal leave, severance pay, and savings and thrift plans.  Minimum employer contributions costing an average of $2.56 per hour computed on the basis of all hours worked by service employees employed on the contract.

DACW38-03-D-0002

APPENDIX B

VACATION: 2 weeks paid vacation after 1 year of service with a contractor or successor; 3 weeks after 10 years, and 4 after 20 years.  Length of service includes the whole span of continuous service with the present contractor or successor, wherever employed, and with the predecessor contractors in the performance of similar work at the same Federal facility.  (Reg. 29 CFR 4.173)

HOLIDAYS: A minimum of ten paid holidays per year:  New Year’s Day, Martin Luther King Jr.’s Birthday, Washington’s Birthday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans’ Day, Thanksgiving Day, and Christmas Day.  (A contractor may substitute for any of the named holidays another day off with pay in accordance with a plan communicated to the employees involved.)  (See 29 CFR 4.174)

THE OCCUPATIONS WHICH HAVE PARENTHESES AFTER THEM RECEIVE THE FOLLOWING BENEFITS (as numbered):

1)   Does not apply to employees employed in a bona fide executive, administrative, or professional capacity as defined and delineated in 29 CFR 541.  (See CFR 4.156)

2)   APPLICABLE TO AIR TRAFFIC CONTROLLERS ONLY - NIGHT DIFFERENTIAL:  An employee is entitled to pay for all work performed between the hours of 6:00 P.M. and 6:00 A.M. at the rate of basic pay plus a night pay differential amounting to 10 percent of the rate of basic pay.

3)   WHEATHER OBSERVERS - NIGHT PAY & SUNDAY PAY:  If you work at night as part of a regular tour of duty, you will earn a night differential and receive an additional 10% of basic pay for any hours worked between 6pm and 6am.  If you are a full-time employed (40 hours a week) and Sunday is part of your regularly scheduled workweek, you are paid at your rate of basic pay plus a Sunday premium of 25% of your basic rate for each hour of Sunday work which is not overtime (i.e. occasional work on Sunday outside the normal tour of duty is considered overtime work).

HAZARDOUS PAY DIFFERENTIAL: An 8 percent differential is applicable to employees employed in a position that represents a high degree of hazard when working with or in close proximity to ordinance, explosives, and incendiary materials.  This includes work such as screening, blending, dying, mixing, and pressing of sensitive ordance, explosives, and pyrotechnic compositions such as lead azide, black powder and photoflash powder.  All dry-house activities involving propellants or explosives.  Demilitarization, modification, renovation, demolition, and maintenance operations on sensitive ordnance, explosives and incendiary materials. All operations involving regarding and cleaning of artillery ranges. A 4 percent differential is applicable to employees employed in a position that represents a low degree of hazard when working with, or in class proximity to ordance, (or employees possibly adjacent to) explosives and incendiary materials which involves potential injury such as laceration of hands, face, or arms of the employee engaged in the operation, irritation of the skin, minor burns and the like; minimal damage to immediate or adjacent work area or equipment being used.  All operations involving, unloading, storage, and hauling of ordance, explosive, and incendiary ordnance material other than small arms ammunition.  These differentials are only applicable to work that has been specifically designated by the agency for ordance, explosives, and incendiary material differential pay.

** UNIFORM ALLOWANCE **

If employees are required to wear uniforms in the performance of this contract (either by the terms of the Government contract, by the employer, by the state or local law, etc.), the cost of furnishing such uniforms and maintaining (by laundering or dry cleaning) such uniforms is an expense that may not be borne by an employee where such cost reduces the hourly rate below that required by the wage determination. The Department of Labor will accept payment in accordance with the following standards as compliance:

The contractor or subcontractor is required to furnish all employees with an adequate number of uniforms without cost or to reimburse employees for the actual cost of the uniforms.  In addition, where uniform cleaning and maintenance is made the responsibility of the employee, all contractors and subcontractors subject to this wage determination shall (in the absence of a bona fide collective bargaining agreement providing for a different amount, or the furnishing of contrary affirmative proof as to the actual cost), reimburse all employees for such cleaning and maintenance at a rate of $3.35 per week (or $.67 cents per day).  However, in those instances where the uniforms furnished are made of “wash and wear” materials, may be routinely washed and dried with other personal garments and do not require any special treatment such as dry cleaning, daily washing, or commercial laundering in order to meet the cleanliness or appearance standards set by the terms of the Government contract, by the contractor, by law, or by the nature of the work, there is no requirement that employees be reimbursed for uniform maintenance costs.

** NOTES APPLYING TO THIS WAGE DETERMINATION **

Source of Occupational Title and Descriptions:

The duties of employees under job titles listed are those described in the “Service Contract Act Directory of Occupations,” Fourth Edition, January 1993, as amended by the Third Supplement, dated March 1997, unless otherwise indicated.  This publication may be

DACW38-03-D-0002

APPENDIX B

obtained from the Superintendent of Documents, at 202-783-3238, or by writing to the Superintendent of Documents, U.S. Government Printing Office, Washington, D.C. 20402. Copies of specific job descriptions may also be obtained from the appropriate contracting officer.

REQUEST FOR AUTHORIZATION OF ADDITIONAL CLASSIFICATION AND WAGE RATE (Standard Form 1444 (SF 1444))

Conformance Process:

The contracting officer shall require that any class of service employee which is not listed herein and which is to be employed under the contract (i.e., the work to be performed is not performed by any classification listed in the wage determination), be classified by the contractor so as to provide a reasonable relationship (i.e., appropriate level of skill comparison) between such unlisted classifications and the classifications listed in the wage determination. Such conformed classes of employees shall be paid the monetary wages and furnished the fringe benefits as are determined. Such conforming process shall be initiated by the contractor prior to the performance of contract work by such unlisted class(es) of employees.  The conformed classification, wage rate, and/or fringe benefits shall be retroactive to the commencement date of the contract. (See Section 4.6 (C)(vi))  When multiple wage determinations are included in a contract, a separate SF 1444 should be prepared for each wage determination to which a class(es) is to be conformed.

The process for preparing a conformance request is as follows:

1) When preparing the bid, the contractor identifies the need for a conformed occupation) and computes a proposed rate).

2) After contract award, the contractor prepares a written report listing in order proposed classification title), a Federal grade equivalency (FGE) for each proposed classification), job description), and rationale for proposed wage rate), including information regarding the agreement or disagreement of the authorized representative of the employees involved, or where there is no authorized representative, the employees themselves. This report should be submitted to the contracting officer no later than 30 days after such unlisted class(es) of employees performs any contract work.

3) The contracting officer reviews the proposed action and promptly submits a report of the action, together with the agency’s recommendations and pertinent information including the position of the contractor and the employees, to the Wage and Hour Division, Employment Standards Administration, U.S. Department of Labor, for review.  (See section 4.6(b)(2) of Regulations 29 CFR Part 4).

4) Within 30 days of receipt, the Wage and Hour Division approves, modifies, or disapproves the action via transmittal to the agency contracting officer, or notifies the contracting officer that additional time will be required to process the request.

5) The contracting officer transmits the Wage and Hour decision to the contractor.

6) The contractor informs the affected employees.

Information required by the Regulations must be submitted on SF 1444 or bond paper.

When preparing a conformance request, the “Service Contract Act Directory of Occupations” (the Directory) should be used to compare job definitions to insure that duties requested are not performed by a classification already listed in the wage determination.  Remember, it is not the job title, but the required tasks that determine whether a class is included in an established wage determination.  Conformances may not be used to artificially split, combine, or subdivide classifications listed in the wage determination.

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APPENDIX B

WAGE DETERMINATION NO: 94-2036 REV (13) AREA: AR, PINE BLUFF

WAGE DETERMINATION NO: 94-2036 REV (13) AREA: AR, PINE BLUFF
REGISTER OF WAGE DETERMINATIONS UNDER		U.S. DEPARTMENT OF LABOR
***FOR OFFICIAL USE ONLY BY FEDERAL AGENCIES PARTICIPATING IN MOU WITH DOL***
WASHINGTON D.C. 20210

William W. Gross	Division of	Wage Determination No.:	1994-2036
Director	Wage Determinations	Revision No.:	13
		Date Of Last Revision:	02/08/2001

State: Arkansas

Area: Arkansas Counties of Arkansas, Ashley, Bradley, Calhoun, Chicot, Clark, Cleveland, Dallas, Desha, Drew, Grant, Jefferson, Lincoln, Ouachita, Phillips, Pike, Union

**Fringe Benefits Required Follow the Occupational Listing**

OCCUPATION TITLE	MINIMUM WAGE RATE
Administrative Support and Clerical Occupations
Accounting Clerk I	7.73
Accounting Clerk II	8.44
Accounting Clerk III	9.77
Accounting Clerk IV	10.92
Court Reporter	9.11
Dispatcher, Motor Vehicle	9.51
Document Preparation Clerk	7.25
Duplicating Machine Operator	7.25
Film/Tape Librarian	8.14
General Clerk I	5.64
General Clerk II	6.86
General Clerk III	9.00
General Clerk IV	10.10
Housing Referral Assistant	10.64
Key Entry Operator I	7.87
Key Entry Operator II	8.59
Messenger (Courier)	5.61
Order Clerk I	7.11
Order Clerk II	8.00
Personnel Assistant (Employment) I	7.25
Personnel Assistant (Employment) II	-8.14
Personnel Assistant (Employment) III	9.11
Personnel Assistant (Employment) IV	10.64
Production Control Clerk	10.64
Rental Clerk	8.14
Scheduler, Maintenance	8.14
Secretary I	8.14
Secretary II	9.11
Secretary III	10.64
Secretary IV	11.28
Secretary V	12.54
Service Order Dispatcher	9.36
Stenographer I	9.12
Stenographer II	10.32
Supply Technician	11.28
Survey Worker (Interviewer)	9.11
Switchboard Operator-Receptionist	7.08
Test Examiner	9.11
Test Proctor	9.11
Travel Clerk I	8.60
Travel Clerk II	9.36
Travel Clerk III	9.89
Word Processor I	7.49
Word Processor II	8.75
Word Processor III	9.41
Automatic Data Processing Occupations
Computer Data Librarian	9.23
Computer Operator I	9.04
Computer Operator II	9.84

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APPENDIX B

Computer Operator III	12.20
Computer Operator IV	16.65
Computer Operator V	18.06
Computer Programmer I (1)	15.74
Computer Programmer II (1)	16.17
Computer Programmer III (1)	19.51
Computer Programmer IV (1)	23.52
Computer Systems Analyst I (1)	15.14
Computer Systems Analyst II (1)	17.93
Computer Systems Analyst III (1)	20.63
Peripheral Equipment Operator	9.23
Automotive Service Occupations
Automotive Body Repairer, Fiberglass	12.83
Automotive Glass Installer	11.46
Automotive Worker	11.46
Electrician, Automotive	12.83
Mobile Equipment Servicer	10.32
Motor Equipment Metal Mechanic	12.83
Motor Equipment Metal Worker	11.46
Motor Vehicle Mechanic	12.83
Motor Vehicle Mechanic Helper	9.44
Motor Vehicle Upholstery Worker	11.46
Motor Vehicle Wrecker	11.46
Painter, Automotive	12.16
Radiator Repair Specialist	11.46
Tire Repairer	9.79
Transmission Repair Specialist	12.83
Food Preparation and Service Occupations
Baker	12.67
Cook I	11.06
Cook II	12.69
Dishwasher	8.11
Food Service Worker	8.11
Meat Cutter	12.69
Waiter/Waitress	9.20
Furniture Maintenance and Repair Occupations
Electrostatic Spray Painter	12.16
Furniture Handler	9.44
Furniture Refinisher	12.16
Furniture Refinisher Helper	9.44
Furniture Repairer, Minor	10.72
Upholsterer	12.16
General Services and Support Occupations
Cleaner, Vehicles	8.11
Elevator Operator	8.11
Gardener	11.06
House Keeping Aid I	8.11
House Keeping Aid II	9.20
Janitor	8.11
Laborer, Grounds Maintenance	9.20
Maid or Houseman	7.27
Pest Controller	11.80
Refuse Collector	8.11
Tractor Operator	10.33
Window Cleaner	9.20
Health Occupations
Dental Assistant	10.93
Emergency Medical Technician (EMT)/Paramedic/Ambulance Driver	10.93
Licensed Practical Nurse I	9.49
Licensed Practical Nurse II	10.64
Licensed Practical Nurse III	11.90
Medical Assistant	9.77
Medical Laboratory Technician	10.83
Medical Record Clerk	9.77
Medical Record Technician	13.54
Nursing Assistant I	7.10
Nursing Assistant II	7.98
Nursing Assistant III	8.71
Nursing Assistant IV	9.77
Pharmacy Technician	12.19

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APPENDIX B

Phlebotomist	10.64
Registered Nurse I	15.57
Registered Nurse II	19.06
Registered Nurse II, Specialist	19.06
Registered Nurse III	23.06
Registered Nurse III, Anesthetist	23.06
Registered Nurse IV	27.62
Information and Arts Occupations
Audiovisual Librarian	16.31
Exhibits Specialist I	10.84
Exhibits Specialist II	12.76
Exhibits Specialist III	16.38
Illustrator I	10.84
Illustrator II	12.76
Illustrator III	16.38
Librarian	14.42
Library Technician	9.23
Photographer I	8.46
Photographer II	10.84
Photographer III	12.76
Photographer IV	16.38
Photographer V	17.34
Laundry, Dry Cleaning, Pressing and Related Occupations
Assembler	6.27
Counter Attendant	6.27
Dry Cleaner	7.78
Finisher, Flatwork, Machine	6.27
Presser, Hand	6.27
Presser, Machine, Drycleaning	6.27
Presser, Machine, Shirts	6.27
Presser, Machine, Wearing Apparel, Laundry	6.27
Sewing Machine Operator	8.60
Tailor	9.15
Washer, Machine	7.04
Machine Tool Operation and Repair Occupations
Machine-Tool Operator (Toolroom)	12.16
Tool and Die Maker	14.86
Material Handling and Packing Occupations
Forklift Operator	10.56
Fuel Distribution System Operator	10.13
Material Coordinator	10.77
Material Expediter	10.77
Material Handling Laborer	7.45
Order Filler	8.98
Production Line Worker (Food Processing)	9.44
Shipping Packer	9.87
Shipping/Receiving Clerk	9.87
Stock Clerk (Shelf Stocker; Store Worker II)	10.46
Store Worker I	8.07
Tools and Parts Attendant	9.44
Warehouse Specialist	9.44
Mechanics and Maintenance and Repair Occupations
Aircraft Mechanic	12.83
Aircraft Mechanic Helper	9.44
Aircraft Quality Control Inspector	15.56
Aircraft Servicer	10.76
Aircraft Worker	11.45
Appliance Mechanic	12.16
Bicycle Repairer	9.79
Cable Splicer	12.83
Carpenter, Maintenance	12.16
Carpet Layer	11.46
Electrician, Maintenance	14.27
Electronics Technician, Maintenance I	8.41
Electronics Technician, Maintenance II	13.63
Electronics Technician, Maintenance III	14.78
Fabric Worker	10.72
Fire Alarm System Mechanic	12.83
Fire Extinguisher Repairer	10.13

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APPENDIX B

Fuel Distribution System Mechanic	12.83
General Maintenance Worker	11.46
Heating, Refrigeration and Air Conditioning Mechanic	13.38
Heavy Equipment Mechanic	12.83
Heavy Equipment Operator	12.83
Instrument Mechanic	12.83
Laborer	8.06
Locksmith	12.16
Machinery Maintenance Mechanic	12.83
Machinist, Maintenance	12.83
Maintenance Trades Helper	9.44
Millwright	12.83
Office Appliance Repairer	12.16
Painter, Aircraft	12.16
Painter, Maintenance	12.16
Pipefitter, Maintenance	14.74
Plumber, Maintenance	14.34
Pneudraulic Systems Mechanic	12.83
Rigger	12.83
Scale Mechanic	11.46
Sheet-Metal Worker, Maintenance	12.83
Small Engine Mechanic	11.46
Telecommunication Mechanic I	12.83
Telecommunication Mechanic II	13.51
Telephone Lineman	12.83
Welder, Combination, Maintenance	12.83
Well Driller	12.83
Woodcraft Worker	12.83
Woodworker	11.46
Miscellaneous Occupations
Animal Caretaker	9.59
Carnival Equipment Operator	10.33
Carnival Equipment Repairer	11.06
Carnival Worker	8.11
Cashier	6.44
Desk Clerk	6.91
Embalmer	16.57
Lifeguard	7.08
Mortician	16.57
Park Attendant (Aide)	8.89
Photofinishing Worker (Photo Lab Tech., Darkroom Tech)	6.16
Recreation Specialist	11.92
Recycling Worker	10.44
Sales Clerk	7.08
School Crossing Guard (Crosswalk Attendant)	8.11
Sport Official	7.08
Survey Party Chief (Chief of Party)	10.27
Surveying Aide	6.73
Surveying Technician (Instr. Person/Surveyor Asst./Instr.)	9.21
Swimming Pool Operator	11.18
Vending Machine Attendant	7.07
Vending Machine Repairer	8.69
Vending Machine Repairer Helper	7.43
Personal Needs Occupations
Child Care Attendant	6.91
Child Care Center Clerk	8.62
Chore Aid	7.27
Homemaker	9.58
Plant and System Operation Occupations
Boiler Tender	12.83
Sewage Plant Operator	13.09
Stationary Engineer	12.83
Ventilation Equipment Tender	9.52
Water Treatment Plant Operator	13.09
Protective Service Occupations
Alarm Monitor	9.25
Corrections Officer	11.87
Court Security Officer	12.36
Detention Officer	11.87
Firefighter	11.87

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APPENDIX B

Guard I	9.18
Guard II	11.22
Police Officer	14.75
Stevedoring/Longshoremen Occupations
Blocker and Bracer	11.45
Hatch Tender	11.45
Line Handler	11.45
Stevedore I	10.77
Stevedore II	12.12
Technical Occupations
Air Traffic Control Specialist, Center (2)	27.00
Air Traffic Control Specialist, Station (2)	18.62
Air Traffic Control Specialist, Terminal (2)	20.50
Archeological Technician I	9.20
Archeological Technician II	10.30
Archeological Technician III	12.76
Cartographic Technician	12.76
Civil Engineering Technician	12.76
Computer Based Training (CBT) Specialist/ Instructor	15.50
Drafter I	7.34
Drafter II	8.46
Drafter III	10.84
Drafter IV	12.76
Engineering Technician I	7.34
Engineering Technician II	8.46
Engineering Technician III	10.84
Engineering Technician IV	12.76
Engineering Technician V	16.38
Engineering Technician VI	17.34
Environmental Technician	12.76
Flight Simulator/Instructor (Pilot)	18.34
Graphic Artist	15.14
Instructor	15.50
Laboratory Technician	11.36
Mathematical Technician	12.76
Paralegal/Legal Assistant I	8.14
Paralegal/Legal Assistant II	11.28
Paralegal/Legal Assistant III	13.80
Paralegal/Legal Assistant IV	16.68
Photooptics Technician	12.76
Technical Writer	19.67
Unexploded (UXO) Safety Escort	17.16
Unexploded (UXO) Sweep Personnel	17.16
Unexploded Ordnance (UXO) Technician I	17.16
Unexploded Ordnance (UXO) Technician II	20.76
Unexploded Ordnance (UXO) Technician III	24.88
Weather Observer, Combined Upper Air and Surface Programs (3)	10.61
Weather Observer, Senior (3)	14.18
Weather Observer, Upper Air (3)	10.61
Transportation/ Mobile Equipment Operation Occupations
Bus Driver	9.50
Parking and Lot Attendant	5.33
Shuttle Bus Driver	6.74
Taxi Driver	9.72
Truckdriver, Heavy Truck	9.60
Truckdriver, Light Truck	6.74
Truckdriver, Medium Truck	10.93
Truckdriver, Tractor-Trailer	11.47

ALL OCCUPATIONS LISTED ABOVE RECEIVE THE FOLLOWING BENEFITS:

HEALTH & WELFARE: Life, accident, and health insurance plans, sick leave, pension plans, civic and personal leave, severance pay and savings and thrift plans.  Minimum employer contributions costing an average of $2.56 per hour computed on the basis of all hours worked by service employees employed on the contract.

VACATION: 2 weeks paid vacation after 1 year of service with a contractor or successor; and 3 weeks after 10 years.  Length of service includes the whole span of continuous service with the present contractor or successor, wherever employed, and with the predecessor contractors in the performance of similar work at the same Federal facility.  (Reg. 29 CFR 4.173)

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APPENDIX B

HOLIDAYS: A minimum of ten paid holidays per year:  New Year’s Day, Martin Luther King Jr.’s Birthday, Washington’s Birthday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans’ Day, Thanksgiving Day, and Christmas Day. (A contractor may substitute for any of the named holidays another day off with pay in accordance with a plan communicated to the employees involved.)  (See 29 CFR 4.174)

THE OCCUPATIONS WHICH HAVE PARENTHESES AFTER THEM RECEIVE THE FOLLOWING BENEFITS (as numbered):

1)  Does not apply to employees employed in a bona fide executive, administrative, or professional capacity as defined and delineated in 29 CFR 541.  (See CFR 4.156)

2)  APPLICABLE TO AIR TRAFFIC CONTROLLERS ONLY - NIGHT DIFFERENTIAL:  An employee is entitled to pay for all work performed between the hours of 6:00 P.M. and 6:00 A.M. at the rate of basic pay plus a night pay differential amounting to 10 percent of the rate of basic pay.

3)  WEATHER OBSERVERS - NIGHT PAY & SUNDAY PAY:  If you work at night as part of a regular tour of duty, you will earn a night differential and receive an additional 10% of basic pay for any hours worked between 6pm and 6am. If you are a full-time employed (40 hours a week) and Sunday is part of your regularly scheduled workweek, you are paid at your rate of basic pay plus a Sunday premium of 25% of your basic rate for each hour of Sunday work which is not overtime (i.e. occasional work on Sunday outside the normal tour of duty is considered overtime work).

HAZARDOUS PAY DIFFERENTIAL: An 8 percent differential is applicable to employees employed in a position that represents a high degree of hazard including working with or in close proximity to explosives and incendiary materials involved in research, testing, manufacturing, inspection, renovation, maintenance, and disposal.  Such as: Screening, blending, dying, mixing, and pressing of sensitive explosives pyrotechnic compositions such as lead azide, black powder and photoflash power.  All dry-house activities involving propellants or explosives.  Demilitarization, modification, renovation, demolition, and maintenance operations on sensitive explosives and incendiary materials. All operations involving regarding and cleaning of artillery ranges.

A 4 percent differential is applicable to employees employed in a position that represents a low degree of hazard. Including working with or in close proximity to explosives and incendiary materials which involves potential injury such as laceration of hands, face, or arms of the employee engaged in the operation and, possibly adjacent employees, irritation of the skin, minor burns and the like; minimal damage to immediate or adjacent work area or equipment being used.

All operations involving, unloading, storage, and hauling of explosive and incendiary ordnance material other than small arras ammunition.  (Distribution of raw nitroglycerine is covered under high degree hazard.)

** UNIFORM ALLOWANCE **

If employees are required to wear uniforms in the performance of this contract (either by the terms of the Government contract, by the employer, by the state or local law, etc.), the cost of furnishing such uniforms and maintaining (by laundering or dry cleaning) such uniforms is an expense that may not be borne by an employee where such cost reduces the hourly rate below that required by the wage determination. The Department of Labor will accept payment in accordance with the following standards as compliance:

The contractor or subcontractor is required to furnish all employees with an adequate number of uniforms without cost or to reimburse employees for the actual cost of the uniforms.  In addition, where uniform cleaning and maintenance is made the responsibility of the employee, all contractors and subcontractors subject to this wage determination shall (in the absence of a bona fide collective bargaining agreement providing for a different amount, or the furnishing of contrary affirmative proof as to the actual cost), reimburse all employees for such cleaning and maintenance at a rate of $3.35 per week (or $.67 cents per day). However, in those instances where the uniforms furnished are made of “wash and wear” materials, may be routinely washed and dried with other personal garments, and do not require any special treatment such as dry cleaning, daily washing, or commercial laundering in order to meet the cleanliness or appearance standards set by the terms of the Government contract, by the contractor, by law, or by the nature of the work, there is no requirement that employees be reimbursed for uniform maintenance costs.

** NOTES APPLYING TO THIS WAGE DETERMINATION * *

Source of Occupational Title and Descriptions:

The duties of employees under job titles listed are those described in the “Service Contract Act Directory of Occupations,” Fourth Edition, January 1993, as amended by the Third supplement, dated March 1997, unless otherwise indicated.  This publication may be obtained from the Superintendent of Documents, at 202-783-3238, or by writing to the Superintendent of Documents, U.S. Government Printing Office, Washington, D.C. 20402.  Copies of specific job descriptions may also be obtained from the appropriate contracting Officer.

REQUEST FOR AUTHORIZATION OF ADDITIONAL CLASSIFICATION AND WAGE RATE (Standard Form 1444 (SF 1444))

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APPENDIX B

Conformance Process:

The contracting officer shall require that any class of service employee which is not listed herein and which is to be employed under the contract (i.e., the work to be performed is not performed by any classification listed in the wage determination), be classified by the contractor so as to provide a reasonable relationship (i.e., appropriate level of skill comparison) between such unlisted classifications and the classifications listed in the wage determination. Such conformed classes of employees shall be paid the monetary wages and furnished the fringe benefits as are determined.  Such conforming process shall be initiated by the contractor prior to the performance of contract work by such unlisted class(es) of employees. The conformed classification, wage rate, and/or fringe benefits shall be retroactive to the commencement date of the contract. (See Section 4.6 (C)(vi)) When multiple wage determinations are included in a contract, a separate SF 1444 should be prepared for each wage determination to which a class(es) is to be conformed.

The process for preparing a conformance request is as follows:

1)  When preparing the bid, the contractor identifies the need for a conformed occupation(s) and computes a proposed rate (s).

2)  After contract award, the contractor prepares a written report listing in order proposed classification title(s), a Federal grade equivalency (FGE) for each proposed classification(s), job description(s), and rationale for proposed wage rate(s), including information regarding the agreement or disagreement of the authorized representative of the employees involved, or where there is no authorized representative, the employees themselves.  This report should be submitted to the contracting officer no later than 30 days after such unlisted class(es) of employees performs any contract work.

3)  The contracting officer reviews the proposed action and promptly submits a report of the action, together with the agency’s recommendations and pertinent information including the position of the contractor and the employees, to the Wage and Hour Division, Employment Standards Administration, U.S. Department of Labor, for review.  (See section 4.6(b)(2) of Regulations 29 CFR Part 4).

4)  Within 30 days of receipt, the Wage and Hour Division approves, modifies, or disapproves the action via transmittal to the agency contracting officer, or notifies the contracting officer that additional time will be required to process the request.

5)  The contracting officer transmits the Wage and Hour decision to the contractor.

6)  The contractor informs the affected employees.

Information required by the Regulations must be submitted on SF 1444 or bond paper.

When preparing a conformance request, the “Service Contract Act Directory of Occupations” (the Directory) should be used to compare job definitions to insure that duties requested are not performed by a classification already listed in the wage determination. Remember, it is not the job title, but the required tasks that determine whether a class is included in an established wage determination. Conformances may not be used to artificially split, combine, or subdivide classifications listed in the wage determination.

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APPENDIX C

3.0 Individual Reliability Program (IRP)

3.1 General

This chapter establishes the IRP for Army civilian police and security guards, including contract security guards. The IRP provides a means of assessing the reliability and suitability of individuals being considered for employment, and provides for continuous assessment of personnel assigned to civilian police and security guard positions.

3.2 Exemption

Security guards performing duties associated with nuclear (including nuclear reactors) and chemical surety material are exempt from the requirements of this chapter. These personnel are covered under the Personnel Reliability Program criteria and procedures in AR 50-5 and AR 50-6. Contract security force personnel will be subject to the work rules established by the responsible contractor regarding counseling and employment. The individual may be terminated per those rules and no right to counseling or further employment shall exist, except as provided for by the responsible contractor.

3.3 Policy

a. Personnel who are assigned to civilian police and security guard positions will be required to maintain a high standard of conduct at all times. The protection of many installations and activities, particularly those storing classified and sensitive material, depends heavily on these individuals. Personnel engaged in civilian police and security guard duties work with relatively little supervision, and frequently in isolated locations.

b. Army assets must be safeguarded against the actions of untrustworthy and emotionally unstable security personnel.  All personnel performing civilian police and security guard duties must be continuously evaluated to determine if their character, trustworthiness, and fitness are consistent with the high standards expected of the law enforcement and security profession

3.4 IRP applicability

The IRP is considered a condition of employment and applies to—

a. Prospective employees tentatively selected for civilian police or security guard positions.

b. Employees currently in such positions.

c. Contract security guards.

3.5 IRP certifying official

a. The IRP certifying official will be the commander, or designated representative, charged with the maintenance of law and order at an installation or facility. Commanders may designate the provost marshal/security officer or CPO as the IRP certifying official. The provost marshal may in turn further delegate this function to a senior individual within the provost marshal/security office. At GOCO facilities, the plant manager may be delegated as the IRP certifying official, and may, in turn, further delegate this function to a senior individual within the contractor security department.

DACW38-03-D-0002

b. The IRP certifying officials must make every effort to maintain frequent personal contact with persons performing duties under the IRP.

c. Certifying officials will establish a system for periodic (at least annual) review of employee records to ensure that any adverse information added to the file after initial certification is reviewed and considered.

(1) The certifying official will review available personnel records and those records obtained as the result of the employment security screening procedures (see chap 2) and make a suitability determination. The purpose of this review is to determine if information contained in these records may preclude assignment or continued assignment to civilian police or security guard positions.

(2) In the case of medical records, the procedures in paragraph 3-9 apply.

3.6 Reliability factors

a. The following reliability factors will be used by the certifying official in making determinations with respect to an individual’s eligibility for employment, retention in sensitive duties, or eligibility for access to classified information.

(l) Loyalty.

(2) Foreign preference/connections.

(3) Security responsibility safeguards.

3.7 Disqualifying factors

a. AR 380-67 lists the disqualifying factors for civilian police and security guard duties unless overriding evidence of reliable duty performance exists. Examples of disqualifying medical conditions, traits, or behavioral characteristics for civilian police and security guard duties are listed below:

(1) Loyalty. Any behavior or knowing membership in an organization that unlawfully advocates the overthrow of the Government of the United States.

(2) Foreign preference/connections. Any behavior or acts which would be considered serving the interests of another government in preference to the interests of the United States. Any behavior that would make the individual vulnerable to coercion, influence, or pressure that may cause conduct contrary to the national interest.

3.8 Unreliability determination

a. An unreliability determination may be made at any time during screening.

b. Commanders who disqualify Army civilian employees from the IRP will seek the advice of their servicing CPO for assistance in placing or separating those employees. When personnel are disqualified from the IRP, this becomes a personnel action, and appropriate guidance is found in civilian personnel regulations.

c. In the case of contract security guards, the contractor will be required to replace any individual who is disqualified under the ERP.

3.9 Review of records

The certifying official will review available personnel records and those records obtained as the result of the employment security screening procedures in chapter 2 for suitability determination.  The purpose of the review is to determine if information contained in the these records may preclude assignment or to continue assignment to civilian police or security guard positions.

DACW38-03-D-0002

3.10 Medical evaluation

a. The results of the medical examination (para 2-3i) will be evaluated by a competent medical authority (licensed physician or military physician assistant (PA)) to determine physical and mental condition.

b. The certifying official will be advised promptly of any condition that may impact on fitness for IRP duty. The certifying official will also be advised of any prescribed medication that may detract from the individual’s ability to perform assigned duties. When the certifying official suspects that there is a medical condition that has not been discovered, or the medical finding is unclear, the certifying official will consult the competent medical authority before making a final determination.

c. The competent medical authority will make a recommendation to the certifying official on the reliability of the individual.  The final decision will be made by the certifying official or, where appropriate, a reviewing official (designated by the commander concerned), and will be based on a thorough review of pertinent information and consultation with appropriate medical personnel and the CPO.

3.11 Certifying official’s evaluation

a. After the personnel and medical records are screened, the certifying official will determine whether the person is acceptable for assignment to, or retention in, the IRP. If acceptable, the certifying official will interview the individual and cover the topics below:

(1) The behavioral traits and medical conditions that are disqualifying for assignment or retention in the IRP.

(2) The importance of the assignment and the responsibilities involved.

b. DA Form 5557-R (Individual Reliability Screening and Evaluation Record) will be used to record screening and evaluation of Army employees and contract personnel. A copy of DA Form 5557-R is available at the back of this regulation for reproduction purposes. It will be reproduced locally on 8 1/2 by 11-inch paper. Such information will be safeguarded to prevent unauthorized access, use, disclosure, alteration, and destruction per AR 340-21 and AR 25-55.

(1) The original DA Form 5557-R will be filed in the individual’s official personnel folder, and a copy will be retained in the files of the certifying official.

(2) A copy will be forwarded to the screening medical activity and retained in the individual’s medical records where it will serve to identify the individual as a member of the IRP, so that medical personnel can carry out their responsibilities per paragraph 3-11a.

3.12 Continuing evaluation

a. Continuing evaluation of IRP personnel is essential. Any incident or problem that might be cause for temporary or permanent removal from IRP duty must be promptly reported to the certifying official. This is done by IRP personnel, supervisors, associates, personnel officers, and those who provide medical care and maintain medical records. Any prescribed use of medication that may detract from the ability of a person to perform assigned duties must also be reported. Oral or telephone notice will be confirmed in writing.

b. The IRP is a commander’s program. The commander must therefore be aware of, and concerned with, the personal status of his or her personnel at all times. In order for the IRP to work, total team effort and interaction is necessary. Supervisors at all levels have an inherent responsibility to inform the commander of all cases of erratic performance and poor judgement by personnel on or off duty that could affect on-the-job reliability. All personnel are responsible for reporting behavior affecting reliability of their co-workers to their immediate supervisors.

DACW38-03-D-0002

c. To ensure that certifying officials are aware of patterns of behavior that may indicate unreliability, installations should establish systems to incorporate reference counseling of employees in both supervisor and employee records. These records will be periodically reviewed by certifying officials.

d. If the commander becomes aware of behavior that may reflect adversely on an employee’s loyalty, as outlined in AR 380-67, DA Form 5248-R (Report of Unfavorable Information for Security Determination) will be forwarded to the Commander, U.S. Army Central Personnel Security Clearance Facility, ATTN: PCCF-M, Fort Meade, MD 20755-5250. A copy of DA Form 5248-R is available at the back of this regulation for reproduction purposes. It will be reproduced locally on 8 1/2 by 11-inch paper.

3.13 Temporary disqualification

When performance of duty may be impaired by the use of prescribed medication or short-term stress, the person will be immediately restricted from civilian police or security guard duties. The employee will be assigned duties which do not conflict with this condition, or if no such duties are available within the work unit, management will coordinate with CPO to find other suitable duties to which the employee can be temporarily detailed.

3.14 Contractor requirements

a. The requirements of this chapter will be incorporated in all contracts for security guard contracts or statement of work for contract security guard services. Contracts will be updated as needed to comply with substantive changes to this regulation.

b. The contract will require that contract employees performing security guard duties meet the reliability standards of the IRP. Contractors will—

(1) Instruct contract personnel on the purpose, standards, and procedures of the IRP, and on physical fitness and agility standards.

(2) Instruct each employee that assignment to a security guard position is subject to the standards and procedures of the IRP.

(3) Ensure that employees assigned, or to be assigned, to a security guard position have the required medical examinations and evaluations.

(4) Provide for sufficient observation by contract security personnel of employees assigned to security guard positions.

(5) Give the results of a medical evaluation of any contract employees assigned, or to be assigned, to a security guard position to the certifying official. Promptly report any data about employees that is relevant to assignment, retention, or disqualification under the IRP.

(6) Assign to security guard positions only those employees who are found by the certifying official to be eligible.

(7) Promptly on notice of information that is, or appears to be, reason for disqualification, temporarily remove an employee from a security guard position, and inform the certifying official promptly of the action and the reason.

(8) Promptly inform the proper activities so that entry control and access lists may be updated to bar removed or disqualified personnel.

(9) Immediately suspend an employee from a security guard position when the certifying official informs the contractor that the employee has been temporarily removed from the IRP.

DACW38-03-D-0002

(10) Remove the employee when informed that he or she is unacceptable because of failure to meet reliability standards and has been permanently disqualified.